UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ZS PHARMA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ZS PHARMA, INC.
805 VETERANS BLVD., SUITE 300
REDWOOD CITY, CA 94063
(650) 458-4100

NOTICE OF 2015 ANNUAL MEETING OF

STOCKHOLDERS

To Be Held On June 18, 2015

To our Stockholders:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of ZS Pharma, Inc. will be held on Thursday, June 18, 2014 at 1:30 p.m., Pacific Daylight Time, at the offices of Sofinnova Ventures, 3000 Sand Hill Road, Building 4, Suite 250, Menlo Park, California 94025. At the meeting, stockholders will consider and vote on the following matters:

1.	The election of Mr. Martin Babler and Ms. Kim Popovits as Class I directors, each to serve for a three-year term expiring at the 2018 annual meeting of stockholders;

2.	The approval of our 2015 Employee Stock Purchase Plan;

3.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

4.	The transaction of any other business that may properly come before the annual meeting or any adjournment thereof.

Stockholders of record at the close of business on April 30, 2015 are entitled to vote at the meeting.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our annual meeting. A Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) will be mailed to our stockholders on or about May 8, 2015.

We encourage all stockholders to attend the annual meeting in person. Whether or not you plan to attend the annual meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on each of your voting options described in the proxy statement.

Thank you for your ongoing support and continued interest in ZS Pharma, Inc.

By Order of the Board of Directors,

Robert Alexander

Chief Executive Officer

Redwood City, CA

May 8, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 18, 2015

The proxy statement and annual report to stockholders are available at www.proxyvote.com.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are pleased to provide access to our proxy materials over the Internet to all of our stockholders rather than in paper form. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been mailed to our stockholders on or about May 8, 2015. Stockholders will have the ability to access the proxy materials on the website listed above, or to request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. By furnishing a Notice of Internet Availability and access to our proxy materials by the Internet, we are lowering the costs and reducing the environmental impact of our annual meeting.

The Notice of Internet Availability will also provide instructions on how you may request that we send future proxy materials to you electronically by electronic mail or in printed form by mail. If you choose to receive future proxy materials by electronic mail, you will receive an electronic mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by electronic mail or printed form by mail will remain in effect until you terminate it. We encourage you to choose to receive future proxy materials by electronic mail, which will allow us to provide you with the information you need in a more timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. These documents are also available to any stockholder who wishes to receive a paper copy by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com.

805 VETERANS BLVD., SUITE 300

REDWOOD CITY, CA 94063

(650) 458-4100

 PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 18, 2015

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the board of directors of ZS Pharma, Inc. for use at the annual meeting of stockholders of ZS Pharma, Inc. to be held on Thursday, June 18, 2015 at 1:30 p.m., Pacific Daylight Time, at the offices of Sofinnova Ventures, 3000 Sand Hill Road, Building 4, Suite 250, Menlo Park, California 94025 and at any adjournment thereof. Except where the context otherwise requires, references to “ZS Pharma,” “we,” “us,” “our” and similar terms refer to ZS Pharma, Inc.

This proxy statement summarizes information about the proposals to be considered at the annual meeting of stockholders and other information you may find useful in determining how to vote. The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions. We are making this proxy statement, the related proxy card and our annual report to stockholders for the fiscal year ended December 31, 2014 available to stockholders for the first time on or about May 8, 2015.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to ZS Pharma, Inc., 805 Veterans Blvd., Suite 300, Redwood City, California 94063, Attention: Investor Relations and will also be available at www. proxyvote.com. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are also available on the SEC’s website at www.sec.gov.

By Order of the Board of Directors,

Robert Alexander

Chief Executive Officer

Redwood City, CA

May 8, 2015

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?

A.	Our board of directors has made these materials available to you on the Internet in connection with the solicitation of proxies for use at our 2015 annual meeting of stockholders to be held at the offices of Sofinnova Ventures, 3000 Sand Hill Road, Building 4, Suite 250, Menlo Park, CA 94025 on Thursday, June 18, 2015 at 1:30 p.m., Pacific Daylight Time. As a holder of common stock, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

Q.	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A.	In accordance with the SEC rules, we may furnish proxy materials, including this proxy statement and our annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies.

Q.	What is the purpose of the annual meeting?

A.	At the annual meeting, stockholders will consider and vote on the following matters:

	1.	The election of Mr. Martin Babler and Ms. Kim Popovits as Class I directors, each to serve for a three-year term expiring at the 2018 annual meeting of stockholders (proposal 1);

	2.	The approval of our 2015 Employee Stock Purchase Plan (proposal 2);

	3.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (proposal 3); and

	4.	The transaction of any other business that may properly come before the meeting or any adjournment thereof.

Q.	Who can vote at the annual meeting?

A.	To be entitled to vote, you must have been a stockholder of record at the close of business on April 30, 2015, the record date for our annual meeting. There were 24,992,801 shares of our common stock outstanding and entitled to vote at the annual meeting as of the record date.

Q.	How many votes do I have?

A.	Each share of our common stock that you own as of the record date will entitle you to one vote on each matter considered at the annual meeting.

Q.	How do I vote?

A.	If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, American Stock Transfer & Trust Company, LLC, you may vote your shares at the meeting in person or by proxy as follows:

	(1)	Over the Internet: To vote over the Internet, please go to the following website: www.proxyvote.com, and follow the instructions at that website for submitting your proxy electronically. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone.

	(2)	By Telephone: To vote by telephone, please call 1-800-579-1639 and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet.

	(3)	By Mail: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote over the Internet or by telephone. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.

	(4)	In Person at the Meeting: If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the annual meeting.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a broker, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as

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voting and revocation instructions, should have been forwarded to you by the broker that holds your shares. In order to vote your shares, you will need to follow the instructions that your broker provides to you. Many brokers solicit voting instructions over the Internet or by telephone.

If you do not give instructions to your broker, it will still be able to vote your shares with respect to certain “discretionary” items. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (proposal three) is considered a discretionary item. Accordingly, your broker may vote your shares in its discretion with respect to that matter even if you do not give instructions to do so.

However, under Nasdaq rules that regulate voting by registered brokerage firms, the election of our nominees to serve as Class I directors (proposal one) and the approval of our 2015 Employee Stock Purchase Plan (proposal two) are not considered to be discretionary items. Accordingly, your broker may not vote your shares with respect to such matters if you do not give it voting instructions on the proposals and your shares will be counted as “broker non-votes” with respect to those proposals. A “broker non-vote” occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have or did not exercise discretionary authority to vote on the matter and has not received voting instructions from its clients with respect to such shares.

Regardless of whether your shares are held in street name, you are welcome to attend the annual meeting. You may not vote shares held in street name in person at the annual meeting, however, unless you obtain a proxy, executed in your favor, from the holder of record (i.e., your broker).

Q.	Can I change my vote?

A.	If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the annual meeting. To do so, you must do one of the following:

(1) Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

(2) Sign and return a new proxy card. Only your latest dated proxy card will be counted.

(3) Attend the annual meeting and vote in person as instructed above. Attending the annual meeting will not alone revoke your Internet vote, telephone vote or proxy card submitted by mail, as the case may be.

(4) Give our corporate secretary written notice before or at the annual meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your broker.

Q.	How many shares must be represented to have a quorum and hold the annual meeting?

A.	A majority of our shares of common stock outstanding at the record date must be present in person or represented by proxy to hold the annual meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy by mail or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares held in “street name” by brokers who indicate on their proxies that they do not have authority to vote those shares. If a quorum is not present, we expect to adjourn the annual meeting until we obtain a quorum.

Q.	What vote is required to approve each matter and how are votes counted?

A.	Proposal 1—Elect Class I Directors
A nominee will be elected as a director at the annual meeting if the nominee receives a plurality of the votes cast “for” the applicable seat on the board of directors.

Proposal 2—Approval of the 2015 Employee Stock Purchase Plan

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to approve the 2015 Employee Stock Purchase Plan.

Proposal 3—Ratification of the Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the appointment of Ernst & Young, LLP as our independent registered public accounting firm for the year ended December 31, 2015.

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Shares which abstain from voting and “broker non-votes” with respect to a matter will not be counted as votes in favor of such matter and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on the proposals referenced above.

Q.	Who will count the vote?

A.	The votes will be counted, tabulated and certified by Broadridge Financial Solutions.

Q.	How does the board of directors recommend that I vote on the proposals?

A.	Our board of directors recommends that you vote:

FOR the election of the two nominees to serve as Class I directors, each for a three year term;

FOR the approval of our 2015 Employee Stock Purchase Plan; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Q.	Are there other matters to be voted on at the annual meeting?

A.	We do not know of any matters that may come before the annual meeting other than the election of our Class I directors, the vote on the approval of the 2015 Employee Stock Purchase Plan and the ratification of the appointment of our independent registered public accounting firm. If any other matters are properly presented at the annual meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q.	Where can I find the voting results?

A.	We plan to announce preliminary voting results at the annual meeting and will report final voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, within four business days following the end of our annual meeting.

Q.	What are the costs of soliciting these proxies?

A.	We will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation. We may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners of our common stock.

Implications of being an “emerging growth company”

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or comply with requirements regarding the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (1) December 31, 2019, (2) the last day of the fiscal year in which we have total annual gross revenue of at least $1.0 billion, (3) the date on which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (4) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Stockholders Sharing the Same Address

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials, to you if you call or write us at our principal executive offices, 805 Veterans Parkway, Suite 300, Redwood City, CA 94603, Attn: Investor Relations, telephone: (650) 458-4100. In the future, if you want to receive separate copies of the proxy materials, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, or you may contact us at the above address and telephone number.

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PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Nominees for Directors

In accordance with our seventh amended and restated certificate of incorporation, our board of directors is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our directors are divided among the three classes as follows:

•	the Class I directors are Mr. Babler and Ms. Popovits, and their terms expire at the annual meeting of stockholders to be held in 2015;

•	the Class II directors are Mr. Nohra and Dr. Ostro, and their terms expire at the annual meeting of stockholders to be held in 2016; and

•	the Class III directors are Dr. Alexander, Mr. Whiting and Dr. Akkaraju, and their terms expire at the annual meeting of stockholders to be held in 2017.

Our board of directors, on the recommendation of our nominating and corporate governance committee, has nominated Martin Babler and Kim Popovits for election as class I directors at the annual meeting to hold office until the 2018 annual meeting of stockholders and until his or her successor is elected and qualified. Each of the nominees is presently a director, and each has indicated a willingness to continue to serve as director, if elected. If a nominee becomes unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our board of directors.

Our seventh amended and restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our company.

Below are the names, ages and certain other information for each member of the board, including the nominees for election as Class I directors. There are no familial relationships among any of our directors, nominees for director and executive officers. In addition to the detailed information presented below for each of our directors, we also believe that each of our directors is qualified to serve on our board and has the integrity, business acumen, knowledge and industry experience, diligence, freedom from conflicts of interest and the ability to act in the interests of our stockholders.

Class I Directors

Martin Babler, age 50, has served as a member of our board of directors since February 2015. Mr. Babler has been the Chief Executive Officer of Principia Biopharma since April 2011. From December 2007 to March 2011, Mr. Babler was President and Chief Executive Officer of Talima Therapeutics. From July 1998 to January 2007, Mr. Babler was a senior executive at Genentech in various roles, including Vice President, Immunology Sales and Marketing, where he oversaw the successful product launches of Xolair and Rituxan for Rheumatoid Arthritis. During his tenure at Genentech, he also helped prepare for the launches of additional novel products such as Avastin, Tarceva, and Lucentis. Mr. Babler began his pharmaceutical industry career at Eli Lilly and Company with positions in sales management, global marketing and business development. Mr. Babler has been a Guest Lecturer for the BioExec Institute at the Haas School of Business at the University of California, Berkeley. From 2008 to 2014, Mr. Babler served on the board of directors of Infinity Pharmaceuticals, Inc. He also serves on the BIO Emerging Companies Section Governing Board. Mr. Babler holds a Swiss Federal Diploma in Pharmacy from the Federal Institute of Technology in Zurich. Mr. Babler also graduated from the Executive Development Program at the Kellogg Graduate School of Management at Northwestern University. We believe Mr. Babler is qualified to serve on our board of directors due to his significant industry knowledge and expertise in the commercialization of biopharmaceutical products, including several recent successful product launches.

Kim Popovits, age 56, has served as a member of our board of directors since May 2015. Ms. Popovits is currently serving as the Chairman and Chief Executive Officer of Genomic Health, roles she has held from 2012 and 2009, respectively. From 2002 to 2009, Ms. Popovits served as Genomic Health’s Chief Operating Officer. Prior to joining Genomic Health, Ms. Popovits served as Senior Vice President, Marketing and Sales at Genentech, Inc., a biotechnology company, dedicated to using human genetic information to discover, develop, manufacture and commercialize medicines to treat patients with serious or life-threatening medical conditions. During her 15 years at Genentech, Ms. Popovits led the successful commercialization of 14 new therapies, including Herceptin. Before joining Genentech, Ms. Popovits served as division manager for American Critical Care, a division of American Hospital Supply Corporation. She holds a Bachelor of Arts degree in Business from Michigan State University. We believe Ms. Popovits is qualified to serve on our board of directors due to her experience in the commercialization of biopharmaceutical products and her leadership experience in this field.

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Class II Directors

Marc Ostro, Ph.D., age 65, has served as a member of our board of directors since November 2011. Dr. Ostro has been a General Partner at Devon Park Bioventures, a venture capital fund targeting investments in therapeutics companies and, in certain cases, medical device, diagnostic and drug discovery technology companies, since February 2006. Previously, from January 2002 to February 2006, Dr. Ostro was a managing partner at TL Ventures, L.P., a Pennsylvania-based venture capital firm. From 1997 to 2002, he was Senior Managing Director and Head of KPMG’s Life Science Group (Mergers and Acquisitions) and he was Senior Vice President of Ross Financial Corporation from August 1997 to December 1997. Dr. Ostro was a Managing Director of UBS Securities from 1994 to 1997, where he was involved with numerous IPOs and secondary offerings and was with Mabon Securities from 1993 to 1994, where he initiated and grew the firm’s biotechnology practice. In 1981, Dr. Ostro co-founded The Liposome Company, a biotechnology company, and served as President, Vice Chairman, and Chief Science Officer. He also founded the Journal of Liposome Research. To date, Dr. Ostro has served on the boards of directors of seventeen biotechnology companies. Dr. Ostro received a B.S. in Biology from Lehigh University, a Ph.D. in Biochemistry from Syracuse University, and was a Postdoctoral Fellow and Assistant Professor at the University of Illinois Medical School. We believe Dr. Ostro is qualified to serve on our board of directors due to his investment and industry experience and extensive service on other biotechnology companies’ boards of directors.

Guy Nohra, MBA, age 55, has served as a member of our board of directors since June 2013. Mr. Nohra is a co-founder of and has been a managing director at Alta Partners since 1996, and was also a partner at Burr, Egan, Deleage & Co. from 1989 to 1997. He has been involved in the funding and development of notable medical technology and life science companies including AcelRx Pharmaceuticals, ATS Medical, Cutera, Innerdyne, R2 Technology, deCODE genetics, and Vesica. From November 1983 to June 1987, Mr. Nohra was Product Manager of Medical Products with Security Pacific Trading Corporation. He was responsible for a multi-million dollar product line and traveled extensively in Korea, Taiwan, Hong Kong, China and Southeast Asia. Currently, Mr. Nohra serves on the board of directors of several companies, including Bioventus, Carbylan Biosurgery, Cerenis Therapeutics, PneumRx and Vertiflex, and is the Chairman of the Board of USGI Medical. He also served on the board of directors of the Medical Device Manufacturing Association from June 2003 to June 2013. Mr. Nohra served as the President of the Silicon Valley chapter of The Leukemia and Lymphoma Society from April 2010 to December 2013. He has a B.A. in History from Stanford University and an MBA from the University of Chicago. We believe Mr. Nohra is qualified to serve on our board of directors due to his longtime involvement in the development of life science companies and extensive service on other boards of directors for similar pharmaceutical companies.

Class III Directors

Robert Alexander, Ph.D., age 45, has served as a member of our board of directors since October 2012 and has served as our Chief Executive Officer since December 2013. From March 2013 to March 2014, Dr. Alexander served as Chairman of our board of directors. From November 2005 to March 2013, Dr. Alexander served as a Director at Alta Partners, a venture capital firm in life sciences. In addition, he acted as Executive Chairman and interim Chief Executive Officer of SARcode Biosciences (acquired by Shire plc in April 2013), a biopharmaceutical company. During his time at Alta, he led investments in SARcode Biosciences, Sonexa Therapeutics, Allakos, Lumena Pharmaceuticals, and ZS Pharma. From April 2004 to November 2005, Dr. Alexander was a Principal in MPM Capital’s BioEquities fund where he sourced opportunities and led due diligence efforts for both public and private investments. From December 2000 to April 2004, Dr. Alexander worked in the Business Development group at Genentech, Inc. (now a member of the Roche Group), a biotechnology company, where he was responsible for sourcing and screening product opportunities based on scientific merit and strategic fit, leading diligence teams and negotiating terms and definitive agreements. Dr. Alexander joined Genentech after completing his post-doctoral fellowship at Stanford University in the Pathology department. He also holds a Ph.D. in Immunology from the University of North Carolina and a B.A. in Zoology from Miami University of Ohio. We believe Dr. Alexander is qualified to serve on our board of directors based on his background and experience in the life sciences sector.

John Whiting, MBA, age 60, has served as a member of our board of directors since June 2014. Mr. Whiting is currently the head of finance for Calico Biosciences, a position he has held since May, 2015. From October 2010 to April 2015, Mr. Whiting was at the Gladstone Institutes, most recently in the position of Executive Vice President, Chief Financial and Administrative Officer. Mr. Whiting provided overall direction and leadership to a wide range of Gladstone’s finance and administrative functions, including finance and accounting, extramural funding and grants and contracts, human resources, information technology, operations and facilities management, and purchasing. Prior to joining Gladstone Institutes, Mr. Whiting was at Genentech, Inc. (now a member of the Roche Group) from March 1989 to July 2009, most recently as Deputy Chief Financial Officer from February 2009 to July 2009. Mr. Whiting’s responsibilities at Genentech, included accounting and financial reporting, financial planning, treasury, divisional controllerships, mergers and acquisitions and strategic planning. Mr. Whiting served on the board of directors for the non-profit Larkin Street Youth Services from October 2010 to May 2014. Since June 2014, Mr. Whiting has been on the honorary board of directors of Larkin Street Youth Services. Mr. Whiting has also served on the board of directors for MacPherson’s, an art supply and distribution company, since August 2011. He has served as chair of MacPherson’s audit committee since August 2011. Mr. Whiting earned both a bachelor’s degree in biology and an MBA at the University of Oregon. He is an inactive certified public accountant licensed in California. We believe Mr. Whiting is qualified to serve on our board of directors due to his longtime experience in the industry and strong record of service on other companies’ boards of directors as chair of both a finance and an audit committee.

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Srinivas Akkaraju, M.D., Ph.D., age 47, has served as a member of our board of directors since June 2014. Dr. Akkaraju has over 16 years of investment and operational experience in the life sciences sector. Dr. Akkaraju has served as a General Partner, concentrating on biopharmaceutical investments, of Sofinnova Ventures since April 2013. Prior to Sofinnova Ventures, Dr. Akkaraju served as a Managing Director at New Leaf Venture Partners from January 2009 to April 2013. Prior to New Leaf Venture Partners, Dr. Akkaraju was a founding Managing Director at Panorama Capital, the venture spin-out from the arm of J.P. Morgan Partners that specialized in biotech and information technology investments. Before forming Panorama Capital, he was a part of the biotech investment team of J.P. Morgan Partners from April 2001 to July 2006, most recently serving as Partner. Prior to J.P. Morgan Partners, Dr. Akkaraju held business and corporate development positions at Genentech, Inc. (now a member of the Roche Group), from October 1998 to March 2001. Dr. Akkaraju’s past board memberships have included Piramed Ltd. (acquired by Roche), Eyetech Pharmaceuticals, Inc. and Synageva BioPharma Corp. He currently serves on the boards of Seattle Genetics, Inc., Intercept Pharmaceuticals, Inc., and Versartis, Inc. Dr. Akkaraju received his B.A. degrees in both Biochemistry and Computer Science from Rice University and M.D. and Ph.D. degrees in Immunology from Stanford University School of Medicine. We believe Dr. Akkaraju is qualified to serve on our board of directors due to his investment and industry experience and service on other boards of directors of life science companies.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF MARTIN BABLER AND KIM POPOVITS TO SERVE AS CLASS I DIRECTORS.

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CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our company is managed for the long-term benefit of our stockholders. We periodically review our corporate governance policies and practices and compare them to those suggested by various authorities in corporate governance and the practices of other public companies. As a result, we have adopted policies and procedures that we believe are in the best interests of ZS Pharma and our stockholders.

Board Composition

We currently have seven directors. Our directors hold office until their successors have been elected and qualified or, if earlier, until their death, resignation or removal.

Director Independence

Under applicable rules of The Nasdaq Global Market, or the Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that all of our directors, other than Dr. Alexander, are independent directors, as defined by the applicable Nasdaq rules. In making such determination, the board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that the board of directors deemed relevant in determining their independence. In particular, in considering the independence of our directors, our board of directors considered the association of certain of our directors with the holders of more than 5% of our common stock as well as the effect of each of the transactions described in the “Certain Relationships and Related Party Transactions” section of this proxy statement.

There are no family relationships among any of our directors or executive officers.

Leadership Structure of the Board

Our amended and restated bylaws and corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer and/or the implementation of a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our company.

Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure and our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and governance committee monitors the effectiveness of our corporate governance guidelines and considers and approves or disapproves any related-persons transactions. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board and Committee Meetings

Our board of directors held 5 meetings during 2014. During 2014, each of the directors then in office attended at least 75% of the aggregate of all meetings of the board of directors and all meetings of the committees of the board of directors on which such director then served. All directors are encouraged to attend the annual meeting of stockholders. This is our first annual meeting of stockholders since we became a public company in June 2014.

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We have established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees operates under a charter that has been approved by our board of directors. A copy of each charter can be found under the “Corporate Governance” section of our website at www.zspharma.com and the charter of our audit committee is attached hereto as Exhibit B.

Audit Committee

Our audit committee consists of Mr. Whiting, Dr. Akkaraju and Mr. Babler, with Mr. Whiting serving as chairman of the committee. Our board of directors has determined that Mr. Whiting, Dr. Akkaraju and Mr. Babler meet the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of The Nasdaq Global Market. Our board of directors and our nominating and corporate governance committee, respectively, have determined that Mr. Whiting and Mr. Babler are “audit committee financial experts” within the meaning of the SEC regulations and applicable listing standards of The Nasdaq Global Market. The audit committee held 4 meetings during our 2014 fiscal year. The audit committee’s responsibilities include:

•	appointing our independent registered public accounting firm;

•	evaluating the independent registered public accounting firm’s qualifications, independence and performance;

•	determining the engagement of the independent registered public accounting firm;

•	reviewing and approving the scope of the annual audit and the audit fee;

•	discussing with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

•	approving the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	monitoring the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;

•	reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	reviewing our critical accounting policies and estimates; and

•	annually reviewing the audit committee charter and the committee’s performance.

Compensation Committee

Our compensation committee consists of Mr. Nohra, Dr. Ostro and Dr. Akkaraju, with Dr. Ostro serving as chairman of the committee. Our board of directors has determined each member of the compensation committee is “independent” as defined under the applicable listing standards of The Nasdaq Global Market. The compensation committee held 2 meetings during our 2014 fiscal year. The compensation committee’s responsibilities include:

•	annually reviewing and approving individual and corporate goals and objectives relevant to the compensation of our executive officers;

•	evaluating the performance of our executive officers in light of such individual and corporate goals and objectives and determining the compensation of our executive officers;

•	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the compensation committee;

•	conducting the independence assessment outlined in Nasdaq rules with respect to any compensation consultant, legal counsel, or other advisor retained by the compensation committee;

•	annually reviewing and reassessing the adequacy of the committee charter in its compliance with the listing requirements of The Nasdaq Global Market;

•	overseeing and administering our compensation and similar plans;

•	reviewing and approving our policies and procedures for the grant of equity-based awards;

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•	reviewing and making recommendations to the board of directors with respect to director compensation;

•	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K;

•	preparing the compensation committee report required by the rules of the SEC to be included in our annual proxy statement;

•	reviewing and discussing with the board of directors corporate succession plans for the chief executive officer and other senior management positions; and

•	periodically reviewing our Company’s overall policies, practices, and plans.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Mr. Nohra and Dr. Ostro, with Mr. Nohra serving as chairman of the committee. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined under the applicable listing standards of The Nasdaq Global Market. The nominating and corporate governance did not hold any meetings during our 2014 fiscal year. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees; and

•	developing and recommending to the board of directors a set of corporate governance principles and guidelines.

Our board of directors may establish other committees from time to time.

Compensation Committee Interlocks and Insider Participation

Since our IPO closed on June 23, 2014, our compensation committee has consisted of Dr. Ostro, Mr. Nohra and Dr. Akkaraju. From December 2012 through April 2013, our compensation committee consisted of Dr. McKearn, Dr. Ostro, Mr. Truitt and Dr. Alexander, our current Chief Executive Officer, who prior to March 2013, was not employed by us. From April 2013 through May 2014, our compensation committee consisted of Dr. McKearn, Dr. Ostro and Mr. Nohra. None of the members of our compensation committee has at any time been one of our officers or employees other than Dr. Alexander. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

Board Diversity

Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, takes into account many factors, including the following:

•	personal and professional integrity;

•	ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience in the industries in which we compete;

•	experience as a board member or executive officer of another publicly held company;

•	diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

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•	conflicts of interest; and

•	practical and mature business judgment.

Our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the committee or our board of directors, by following the procedures set forth in the section of this proxy statement entitled “Stockholder Proposals.”

Code of Business Conduct and Ethics

We have a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our website at investors.zspharma.com/corporate-governance.cfm. We expect that any amendments to the code, or any waivers of its requirements, will be promptly disclosed on our website. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.

Limitation on Liability and Indemnification Matters

Our seventh amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which the director derived an improper personal benefit.

Our seventh amended and restated certificate of incorporation and amended and restated bylaws provide that we are required to indemnify our directors and officers, in each case to the fullest extent permitted by Delaware law. Our amended and restated bylaws also provide that we are obligated to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors as determined by our board of directors. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors. We will also maintain directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our seventh amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement or damages.

Communication from Stockholders

The board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Corporate Secretary will maintain a log of such communications and will transmit them as soon as practicable to the board or a particular director. Communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by the Corporate Secretary.

All directors are encouraged to attend the annual meeting of stockholders.

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Director Compensation

Dr. Alexander, our Chief Executive Officer and Dr. Keyser, our Chief Operating Officer and Secretary, receive no compensation for their service as directors in 2014. Dr. Keyser resigned from our board of directors on May 1, 2015. As of December 31, 2014, Dr. Alexander, Dr. Guillem and Dr. Keyser held options to purchase 715,911, 543,459 and 506,338 shares of our common stock, respectively.

Our board of directors adopted a non-employee director compensation policy that is designed to provide a total compensation package that enables us to attract and retain, on a long-term basis, high caliber non-employee directors. Under the policy, all non-employee directors are paid as set forth below:

Board of Directors	Annual Retainer
All non-employee members	$35,000	(1)
Additional retainer for Non-Executive Chairman of the Board	$20,000	(1)
Audit Committee
Chairman	$7,500	(1)
Compensation Committee
Chairman	$5,000	(1)
Nominating and Corporate Governance Committee
Chairman	$5,000	(1)
Stock Options
All non-employee members	12,000	(2)(3)

(1)	Payable quarterly in arrears.

(2)	Options for shares of our common stock under the 2014 Incentive Plan.

(3)	On the date of the annual meeting of stockholders, each continuing non-employee director will be eligible to receive an annual option grant to purchase up to 12,000 shares of our common stock, which terms will be determined by our compensation committee at the time of the grant. All options will be granted at fair market value on the date of grant.

Director Compensation

The compensation earned during fiscal year 2014 by Messrs. Nohra and Whiting and Drs. Akkaraju and Ostro for serving as a member of our board of directors is set forth in the following table.

Name	Fees earned or paid in cash	Option awards(1)	All other compensation	Total
Guy Nohra	$60,000	$282,620	—	$342,620
Srinivas Akkaraju	$18,306	$282,620	—	$300,926
Marc Ostro	$40,000	$282,620	—	$322,620
John Whiting	$22,227	$282,620	—	$304,847

(1)	Each of Mr. Nohra, Dr. Akkaraju, Mr. Whiting and Dr. Ostro were granted options to purchase 12,000 shares of our common stock in 2014.

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PROPOSAL 2

APPROVAL OF THE 2015 EMPLOYEE STOCK PURCHASE PLAN

Our stockholders are being asked to approve the adoption of the ZS Pharma, Inc. 2015 Employee Stock Purchase Plan (the “ESPP”), which would provide for 400,000 shares of our common stock to be available for purchase by eligible employees. The number of shares of our common stock available under the ESPP will increase each January 1 by the excess of 1.5% of our total outstanding shares over the number of shares available under the ESPP at that time.  On May 1, 2015, our board of directors unanimously approved the adoption of the ESPP, subject to stockholder approval at the annual meeting.

The purpose of the ESPP is to secure for us and our stockholders, through the purchase of shares of common stock by eligible employees, the benefits of the additional incentive that comes with ownership of our common stock by our eligible employees, who are important to us, and to help us secure and retain the services of such eligible employees. We intend to use the additional shares authorized for future offerings under the ESPP.

Description of the ESPP

The following is a brief summary of the ESPP. The following description is only a summary of the material terms of the ESPP, and is qualified in its entirety by reference to the ESPP, a copy of which is attached to this proxy statement as Exhibit A.

Administration

The ESPP is administered by the committee designated by our board of directors to administer the ESPP.  Our board of directors and the committee members do not receive any compensation from the assets of the ESPP. The committee has full authority to make, administer and interpret such rules and regulations regarding administration of the ESPP as it may deem advisable, and such decisions are final and binding.

Eligible Employees

Under the ESPP, our eligible employees and those of our “Designated Companies” may be given the opportunity to purchase shares of our common stock through installment payments to be deducted from the eligible employee’s salary, wages, commissions, incentive compensation, bonuses, and payments for overtime and shift premium. Eligible employees include all of our U.S.-based employees and those of our “Designated Companies” whose customary employment is 20 or more hours per week and more than five months in any calendar year.  “Designated Companies” include all of our U.S. subsidiaries, except any subsidiaries that the committee has determined are ineligible to participate in the ESPP. In no event will an employee who is deemed to own 5% or more of the total combined voting power or value of all classes of our capital stock or the capital stock of any parent or subsidiary be eligible to participate in the ESPP, and no participant in the ESPP may purchase shares of common stock that, following the purchase (and including all options held by such participant), would cause him or her to be deemed to own 5% or more of the total combined voting power or value of all classes of our capital stock or the capital stock of any parent or subsidiary.

Offering Periods and Purchase Price

Offering periods under the ESPP are eighteen months long and run from January 1 or July 1 to June 30 or December 31 of the following year. We may choose to start a new offering period every six months.  During each offering period, there will be three six-month purchase periods.  The committee may determine a different starting date or duration for an offering period or purchase period and the committee may authorize additional offering periods to be conducted consecutively or overlapping with existing offering periods.  Eligible employees who participate receive an option to purchase shares of common stock at a purchase price equal to the lower of 85% of (A) the closing price per share of common stock on the final day of the applicable purchase period or (B) the closing price per share of common stock on the first day of the applicable offering period. If our shares of common stock are not traded on the final day of a purchase period, the immediately preceding trading day will be used. Eligible employees participate by authorizing payroll deductions before the beginning of an offering period.

Participants may not acquire rights to purchase shares of our stock under all employee stock purchase plans of ZS Pharma which accrue at a rate that exceeds $25,000 of the fair market value of such shares of stock, determined at the time such option is granted, for each calendar year in which such option is outstanding and exercisable at any time. In addition, a Participant will not be permitted to purchase more than 5,000 shares of our stock in one purchase period and more than 15,000 shares of our stock in one offering period.

Cancellation of Election to Purchase

A participant may cancel his or her participation entirely at any time by withdrawing all, but not less than all, of his or her contributions credited to his or her account and not yet used to exercise his or her option under the ESPP.  However, a participant may not change the rate of his or her contributions during an offering period unless permitted by the committee in its sole discretion.

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Termination of Employment

If a participant ceases to be eligible to participate in the ESPP, for any reason, he or she will be deemed to have elected to withdraw from the ESPP and the contributions credited to his or her account during the offering period but not yet used to purchase shares of common stock under the ESPP will be returned to the participant, or, in the case of his or her death, to his or her designated beneficiary.

Merger or Change of Control

In the event of a merger or change in control, each outstanding option will be assumed, or an equivalent option will be substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the option, the offering period for that option will be shortened by setting a new exercise date on which the offering period will end.

Adjustments to Shares

In the event that any subdivision or consolidation of outstanding shares of common stock, declaration of a dividend payable in shares of common stock or other stock split, other recapitalization or capital reorganization of ZS Pharma, any consolidation or merger of ZS Pharma with another corporation or entity, the adoption by ZS Pharma of any plan of exchange affecting the common stock or any distribution to holders of common stock of securities or property, the committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, will, in such manner as it may deem equitable, adjust the number and class of common stock that may be delivered under the ESPP, the purchase price per share and the number of shares of common stock covered by each option under the ESPP that has not yet been exercised, and the share limits of the ESPP.

Rights as Shareholder

A participant will have no rights as a stockholder with respect to our shares that the participant has an option to purchase in any offering until those shares have been issued to the participant.

Rights Not Transferable

A Participant’s rights under the ESPP are exercisable only by the participant and may not be sold, transferred, pledged, or assigned in any manner other than by will or the laws of descent and distribution.

Amendment or Termination

Our board of directors or the committee, in their sole discretion, may amend, suspend, or terminate the ESPP, or any part thereof, at any time and for any reason. If the ESPP is terminated, our board of directors or the committee, in their discretion, may elect to terminate all outstanding offering periods either immediately or upon completion of the purchase of common stock on the next exercise date (which may be sooner than originally scheduled, if determined by our board of directors or the committee in its discretion), or may elect to permit offering periods to expire in accordance with their terms.

Term

The ESPP will continue for ten years, unless earlier terminated by our board of directors or the committee.

Federal Income Tax Consequences Relating to the ESPP

The foregoing is a general summary of the material U.S. federal income tax consequences of the ESPP and is intended to reflect the current provisions of the Internal Revenue Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant. The foregoing is not to be considered as tax advice to any person who may be a participant, and any such persons are advised to consult their own tax counsel.

The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code. The ESPP is not qualified under Section 401(a) of the Internal Revenue Code.

If a participant does not dispose of common stock transferred to him or her under the ESPP within two years after the right to purchase the shares is granted and within twelve months after his or her purchase of such shares, the participant will not realize ordinary compensation income upon the purchase of the shares, and any gain or loss subsequently realized by him or her will be treated as a long-term capital gain or loss, as the case may be, except that upon a disposition of the shares purchased, or in the event of the participant’s

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death (whenever occurring) while owning such shares, the participant will be taxed on an amount of ordinary compensation income equal to the lesser of (i) the excess, if any, of the fair market value of the shares on the first day of the offering period over the purchase price or (ii) the excess, if any, of the fair market value of such shares at the time the shares were disposed of, or at the time of death, as the case may be, over the purchase price. The basis of such shares will be increased by an amount equal to the amount taxable as ordinary compensation income, and any further gain or loss on such a disposition would be taxable as a long-term capital gain or loss. We will not be entitled to a deduction for federal income tax purposes with respect to the offer of such shares, the sale of such shares upon the completion of the offering period, or the subsequent disposition of shares purchased.

If the shares issued under the ESPP are disposed of prior to the expiration of the required holding periods described above, the participant will realize ordinary compensation income in the year in which the disqualifying disposition occurs, the amount of which will generally be the excess of the fair market value of such shares of common stock at the time of purchase over the purchase price.  Such amount will ordinarily be deductible by us for federal income tax purposes in the same year.  In addition, the excess, if any, of the amount realized on a disqualifying disposition over the fair market value of the shares on the date of purchase will be treated as a long-term or short-term capital gain. If the amount received upon disposition is less than such fair market value, the difference will be treated as long-term or short-term capital loss.

New Plan Benefits

Because participation in the ESPP is entirely discretionary and benefits under the ESPP depend on the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received by employees if they participate in the ESPP.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ESPP.

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EQUITY COMPENSATION PLAN INFORMATION

The following table contains information about our equity compensation plan as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,732,564	$7.52	1,215,385
Equity compensation plans not approved by security holders	—	—	—
Total	4,732,564	$7.52	1,215,385

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed the firm of Ernst & Young LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2015. Although stockholder approval of our audit committee’s appointment of Ernst & Young LLP is not required by law, our board of directors believes that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the annual meeting, our audit committee will reconsider its appointment of Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Principal Accountant Fees and Services

Ernst & Young LLP, an independent registered public accounting firm, audited our financial statements for the year ended December 31, 2014. The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years.

	2014	2013
	(in thousands)
Audit Fees(1)	$976	$110
Tax Fees(2)	50	—
All Other Fees(3)	—	—

(1)	“Audit Fees” consist of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, our initial public offering which was completed in June 2014, and consultations on miscellaneous SEC filings and other professional services provided in connection with regulatory filings or engagements.

(2)	“Tax Fees” consist of fees for tax compliance, advice and tax services, including fees for tax preparation.

(3)	“All Other Fees” consists of fees billed for products and services, other than those described above under Audit Fees and Tax fees.

All such accountant services and fees were pre-approved by our audit committee in accordance with the “Audit Committee Pre-Approval Policies and Procedures” described below.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST  & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

Audit Committee Pre-Approval Policies and Procedures

The audit committee charter provides that the audit committee will pre-approve audit services and non-audit services to be provided by our independent registered public accounting firm based on independence, qualifications and, if applicable, performance before the firm is engaged to render these services. The audit committee may consult with management in making its decision, but may not delegate this authority to management. The audit committee may delegate its authority to pre-approve services to one or more committee members, provided that the persons designated present the pre-approvals to the full committee at the next committee meeting.

All of the non-audit services rendered by Ernst & Young LLP with respect to the 2014 and 2013 fiscal years were pre-approved by the audit committee in accordance with this policy.

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AUDIT COMMITTEE REPORT

The following is the report of the audit committee with respect to ZS Pharma’s audited consolidated financial statements for the year ended December 31, 2014.

Our audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2014 and discussed them with our management and our independent registered public accounting firm, Ernst &Young LLP.

Our audit committee has also received from, and discussed with, Ernst &Young LLP various communications that Ernst &Young LLP is required to provide to our audit committee, including the matters required to be discussed by the statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In addition, Ernst & Young LLP provided our audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014.

By the audit committee of the board of directors of ZS Pharma, Inc. as of March 31, 2015.

John Whiting, Chair

Srinivas Akkaraju, Ph.D.

Marc Ostro

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EXECUTIVE COMPENSATION

This section describes the material elements of compensation of our named executive officers, or NEOs. Our NEOs for the year ended December 31, 2014 were Robert Alexander, Ph.D., our Chief Executive Officer, Mark Asbury, our Senior Vice President and General Counsel and Alvaro Guillem, Ph. D., our President. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to or earned by our NEOs during the years ended December 31, 2013 and December 31, 2014.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Robert Alexander(4)	2014	435,231	2,430,888	217,733	41,105	3,124,957
Chief Executive Officer	2013	291,667	799,710	87,740	26,397	1,205,514
Alvaro Guillem	2014	347,500	1,443,923	121,647	36,161	1,949,231
President	2013	325,000	278,160	113,750	27,065	743,975
Mark Asbury	2014	151,250	2,016,319	57,980	19,474	2,245,023
General Counsel	2013	0	0	0	0	0

(1)	The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to our NEOs during 2014 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 1 to the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.. The amounts reported in this column exclude the impact of estimated forfeitures related to service-based vesting conditions. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the NEOs from the options.

(2)	The amounts reported in the Non-Equity Incentive Plan Compensation column represent annual cash bonus payments awarded upon the achievement of certain Company and individual performance targets, as established by the board of directors, which the NEOs earned for services performed in the years ended December 31, 2013 and December 31, 2014.

(3)	The amounts reported in the All Other Compensation column consist of premiums we paid with respect to each of our NEOs for medical, dental, vision, and term life insurance, pursuant to the terms of each NEO’s employment agreement with us and 401(k) contributions made by the company.

(4)	We accepted Dr. Alexander’s voluntary resignation as our Chairman on March 21, 2014. Dr. Alexander continues to serve as the Chief Executive Officer and as a member of our board of directors.

Narrative Disclosure to 2014 Summary Compensation Table

Employment Agreements with our NEOs

We have entered into agreements with each of our NEOs in connection with his employment with us. With the exception of his own arrangement, each of these employment agreements was negotiated on our behalf by Dr. Guillem, with the oversight and approval of our board of directors. Dr. Guillem’s agreement was negotiated directly with the Chairman of our compensation committee.  These agreements provide for “at will” employment and set forth the terms and conditions of employment of each NEO, including base salary, target annual bonus opportunity, stock option grants, welfare and fringe benefits, non-competition, non-solicitation, confidentiality, invention assignment and severance. Our board of directors or the compensation committee reviews each NEO’s base salary and target bonus opportunity from time to time to ensure compensation adequately reflects the NEO’s qualifications, experience, role and responsibilities. For fiscal year 2013, Dr. Alexander’s base salary was $350,000 and Dr. Guillem’s base salary was $325,000. In addition, for fiscal year 2013, Dr. Alexander and Dr. Guillem each had an annual bonus target of up to 30% and 35%, respectively, of base salary awarded based on the achievement of annual performance targets established by the respective NEO and the board of directors. For fiscal year 2014, Dr. Alexander’s base salary was $520,463, Mr. Asbury’s base salary was $330,000 and Dr. Guillem’s base salary was $370,000. In addition, for fiscal year 2014, Dr. Alexander, Mr. Asbury and Dr. Guillem each had an annual bonus target of up to 50%, 30% and 35%, respectively, of base salary awarded based on the achievement of annual performance targets established by the respective NEO and the board of directors.

Additionally, Dr. Alexander and Dr. Guillem were granted options to purchase 448,453 and 155,983 shares of our common stock, respectively, in 2013 and Dr. Alexander, Mr. Asbury and Dr. Guillem were granted options to purchase 267,458, 85,000 and 114,506 shares of our common stock, respectively, in 2014. Pursuant to the terms of Dr. Alexander and Dr. Guillem’s employment

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agreements, as amended, in the event of a Liquidity Event, as defined below, any unvested options remaining outstanding will become fully vested and exercisable. For purposes of these employment agreements, a “Liquidity Event” is defined as the occurrence of (1) a merger or consolidation in which ZS Pharma or a subsidiary is a party and ZS Pharma issues capital stock pursuant to such merger or consolidation, except a merger or consolidation in which the shares of capital stock outstanding immediately prior to the transaction continue to represent at least a majority of voting power of the surviving or resulting corporation; or (2) the sale or disposition, in a single transaction or series of transaction, of all or substantially all of ZS Pharma’s assets, except where such a sale or disposition is to a wholly owned subsidiary of ZS Pharma, unless such a transaction was approved by a required stockholder vote. Please see “Equity Compensation Plans and Other Benefit Plans” for a further description of the options awarded to our NEOs.

In addition, pursuant to the terms of each NEO’s employment agreement, we agreed to reimburse each NEO for his share of any medical, dental, vision and term life benefits available to our officers. The company also provides a 3% 401(k) contribution to all employees, including officers. For the fiscal year 2013, we paid the following amounts for Dr. Alexander and Dr. Guillem, respectively, for such benefits: $26,397 and $27,065. For fiscal year 2014, we paid the following amounts for Dr. Alexander, Mr. Asbury and Dr. Guillem, respectively, for such benefits: $41,105, $19,474 and $36,161. Pursuant to the terms of each employment agreement with our NEOs, each NEO is restricted while he is employed by us and for a period of one year after his termination from directly or indirectly competing with the business of ZS or recruiting or soliciting any employee of ZS. Each employment agreement with our NEOs contains standard confidential information and invention assignment provisions.

Terms and Conditions of Annual Bonuses

For 2014, our board of directors approved an annual bonus program for NEOs based solely upon corporate and departmental performance.

The 2014 corporate performance objectives, most of which included specific timelines for achievement, were as follows:

•	several clinical development objectives related to initiation, enrollment and completion of our clinical trials;

•	several manufacturing objectives related to scale-up, Good Manufacturing Practice manufacturing, clinical supply and preparation to support the potential product launch;

•	an objective to define and execute certain medical affairs strategies;

•	a portfolio objective to identify potential candidates for portfolio expansion;

•	several commercial objectives to advance commercial activities in support of potential product launch;

•	several financial objectives associated with executing our financing plan, including completion of an initial public offering; and

•	several organizational objectives to build infrastructure to support the relevant development and commercial-preparedness stages of the Company.

In reviewing the achievement level for the 2014 corporate performance objectives, management presented its self-assessment regarding such achievement to the compensation committee. In December 2014, the compensation committee considered management’s self-assessment and approved a 100% corporate achievement level based upon our success building value for our stockholders by achieving all of the 2014 corporate and departmental performance objectives.  As there were no specific corporate legal performance objectives when Mr. Asbury joined the Company, his performance was evaluated on his overall contribution to the Company’s efforts, the establishment of legal infrastructure of the Company, and his handling of legal issues encountered by the Company during the year.  As a result of the recommendations from our compensation committee, our board of directors approved the 100% corporate achievement level,  and approved Dr. Alexander’s, Dr. Guillem’s and Mr. Asbury’s annual bonus to be paid out at 100% of the eligible amount.  Mr. Asbury’s bonus was prorated to reflect his partial year of employment with the Company.

We are not disclosing details about our corporate performance objectives as they related to our NEOs’ annual bonuses because we believe such disclosure would cause us competitive harm in that the disclosure would reveal confidential future business plans and objectives. Based on our historical experience in achieving our performance objectives, we believe that it will be difficult but achievable for our NEOs to meet the targets on which their bonuses are based.

The NEOs’ 2014 annual bonuses are set forth in the “Summary Compensation Table” above. We may pay additional discretionary bonuses to our NEOs from time to time.

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Terms and Conditions of Executive Severance

We may terminate the employment of our NEOs under these employment agreements at any time and for any reason; provided, each NEO must be given 10 days’ notice of a termination because of disability. Each NEO may terminate his employment under his employment agreement at any time and for any reason. In certain circumstances, the employment agreements with our NEOs provide for a lump sum payment of severance. Under these agreements, in the event that the executive is terminated without cause or resigns for good reason (each as defined below) and subject to such executive executing and not revoking a general release of all claims against us, then such executive is entitled to receive (i) his base salary earned through his last day of employment, (ii) on the first business day following the 75-day period following the executive’s termination, a lump sum cash severance payment equal to twelve months of the executive’s base salary and (iii) payment by us of an amount equal to the product of (a) 24 times (b) the amount that was paid by, allocated to or otherwise attributed to us as our employer premium contribution of our welfare and fringe benefit plans with respect to such executive and his dependents. In the event the executive is terminated without cause or resigns for good reason, such executive’s stock options will become fully vested and exercisable upon the date of his termination.

Under the NEO employment agreements, in the event the executive is terminated for cause, resigns without good reason or leaves because of death or disability (as defined below), then such executive is entitled to receive (i) his base salary earned through his last day of employment and (ii) benefits under the stock option plan and welfare and fringe benefit plans in accordance with the respective terms of those plans. For purposes of the agreements, “cause” means the occurrence of any of the following events, as determined by our board of directors, in its sole discretion: (i) the NEO’s willful and continued failure to perform substantially the duties of the NEO’s position or to follow lawful instructions of a senior executive or the board of directors, if such failure continues for a period of five days after we delivered such NEO written notice identifying such failure; (ii) the NEO’s conviction of a felony or of another crime that reflects adversely on us; (iii) the NEO’s engaging in fraudulent or dishonest conduct, gross misconduct that is injurious to us, or any misconduct that involves moral turpitude; (iv) the NEO’s material breach of his obligations under his employment agreement or under his nondisclosure or noncompete agreement with us; (v) alcohol or substance abuse that has impaired or could reasonably be expected to impair the ability of the NEO to perform his duties to us; (vi) failure to comply with our policies in any material respect, including those regarding harassment or discrimination in employment; or (vii) excessive absenteeism, willful or persistent neglect of, or abandonment of the NEO’s duties (other than due to illness or any other physical condition that could reasonably be expected to result in disability), which has not been cured after reasonable notice from us. “Good reason” means the occurrence of any of the following events: (i) a material adverse change in the nature or scope of the NEO’s responsibilities; (ii) a reduction in the NEO’s salary rate or target bonus; (iii) a reduction of ten percent or more in  the aggregate benefits provided to the NEO and his dependents under our employee benefit plans; or (iv) failure by us to obtain any assumption agreement from any successor as contemplated in the NEO’s employment agreement. Under Mr. Asbury’s employment agreement, “good reason” also includes relocation at the Company’s request further than 25 miles from his current location. “Disability” means when the NEO is unable to perform the essential functions of his job, with or without reasonable accommodation in accordance with the Americans with Disabilities Act, as determined by the board of directors in good faith for (i) a period of 120 consecutive days or (ii) periods greater than 150 days in the aggregate during any 12-month period.

Outstanding Equity Awards at December 31, 2014

The following table sets forth specified information concerning unexercised stock options for each of the named executive officers outstanding as of December 31, 2014.

			Option Awards
Name	Vesting Commencement Date(1)		Number of Securities Underlying Unexercised Options(#) Unexercisable	Number of Securities Underlying Unexercised Options(#) Exercisable	Option Exercise Price(2)	Option Expiration Date
Robert Alexander	3/1/2013		252,249	196,204	$2.13	2/28/2023
	1/25/2014	(3)	—	189,846	$5.62	1/24/2024
	7/8/2014		77,612	—	$27.16	7/7/2024
Alvaro Guillem	6/5/2009	(4)	—	37,046	$1.03	6/4/2019
	1/1/2012	(5)	16,898	33,796	$2.56	12/31/2021
	10/15/2012		84,894	100,336	$2.13	10/14/2022
	3/1/2013		87,737	68,246	$2.13	2/28/2023
	4/24/2014		81,469	—	$10.92	4/23/2024
	7/8/2014		33,037	—	$27.16	7/7/2024
Mark Asbury	6/30/2014		85,000	—	$28.75	6/29/2024

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(1)	Except as otherwise indicated, the options vest as to 25% of the shares subject to such option on the first anniversary of the vesting commencement date with the remaining 75% of the shares vesting monthly in substantially equal installments over the following 36 months, subject to the holder continuing to provide services to us through each vesting date. Notwithstanding the foregoing, upon the occurrence of certain changes in control of the Company, as described in “Employment Agreements with our NEOs” and “Equity Compensation Plans and Other Benefit Plans – Fourth Amended Stock Incentive Plan,” any unvested options granted to our NEOs will become fully vested.

(2)	This column represents the fair value of our common stock on the date of grant, as determined by our board of directors.

(3)	The shares subject to this option are fully vested.

(4)	The shares subject to this option are fully vested.

(5)	These options vest annually over three years in substantially equal installments, subject to the holder continuing to provide services to us through each vesting date.

Equity Compensation Plans and Other Benefit Plans

2014 Incentive Plan

Our board of directors and stockholders approved an incentive plan, the 2014 Incentive Plan or the 2014 Plan, for the benefit of the employees, non-employee directors and consultants who perform services for us. The 2014 Plan became effective upon the completion of our IPO. The principal purpose of the 2014 Plan is to attract, retain and motivate selected employees, consultants and non-employee directors through the granting of stock- based compensation and cash-based performance bonus awards. The material terms of the 2014 Plan are summarized below.

Share Reserve. Under the Fourth Amended Stock Incentive Plan, or Amended Plan, and the 2014 Plan as of December 31, 2014, there were options to purchase 4,732,564 shares of our common stock outstanding at a weighted-average exercise price per share of $7.52. From the effective date of the 2014 plan through December 31, 2014, we granted options to purchase 734,412 shares of our common stock with a weighted- average exercise price of $29.87 and between December 31, 2014 and March 31, 2015, we granted options to purchase 118,024 shares of our common stock with a weighted-average exercise price of $45.86. Under the 2014 Plan, 1,949,797 shares of our common stock were initially reserved for issuance pursuant to a variety of stock-based compensation awards, including stock options, stock appreciation rights, or SARs, restricted stock awards, restricted stock unit awards, dividend equivalent awards, stock payment awards, performance awards and other stock-based awards. On the first day of each calendar year beginning in 2015, an additional number of shares of our common stock shall be reserved under the 2014 Plan in an amount equal to the lesser of (A) a number of shares equal to the excess of four percent (4%) of the shares of stock outstanding (on an as converted basis) on December 31st of the immediately preceding calendar year less the aggregate number of shares available for awards under the 2014 Plan as of such date (but not less than zero), (B) a number of shares of stock determined by our board of directors or (C) 1,169,878 shares. The aggregate of the shares initially reserved hereunder and the annual increases from time to time are referred to as the Maximum Share Limit, all of which will be available for incentive stock options or ISOs. The shares of our common stock to be delivered under the 2014 Plan are made available from authorized but unissued shares of stock, shares held in treasury, or previously issued shares reacquired by us, including by purchase on the open market or by private purchase.

Awards under the 2014 Plan settled in cash do not reduce the Maximum Share Limit. If an award under the 2014 Plan expires or is terminated, cancelled or forfeited, the shares of our common stock associated with such expired, terminated, cancelled or forfeited award will again be available for future awards under the 2014 Plan. The following shares of our common stock will also become available again for awards under the 2014 Plan other than awards of incentive stock options:

(i)     shares that are tendered by a participant or withheld as full or partial payment of minimum withholding taxes or as payment for the exercise price of an award under the 2014 Plan; and

(ii)    shares reserved for issuance upon grant of a SAR issued under the 2014 Plan, to the extent the number of reserved shares of our common stock exceeds the number of shares actually issued upon exercise or settlement of such SAR.

The foregoing notwithstanding, subject to The Nasdaq Global Market listing requirements, the Maximum Share Limit is not be reduced by (x) shares of our common stock issued under awards granted in the assumption of, or substitution or exchange for, previously granted awards of a company acquired by us and (y) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) and such shares are available for awards under the 2014 Plan.

Administration. The compensation committee of our board of directors administers the 2014 Plan. The compensation committee must consist of at least two members of our board of directors, each of whom is intended to qualify as an “outside director,” within the meaning of Section 162(m) of the Code, a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “independent director” within the meaning of the rules of the applicable stock exchange, or other principal securities market on which shares of our common stock are traded. The 2014 Plan provides that the compensation committee may

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delegate its authority to grant awards to employees other than executive officers and certain senior executives to a committee consisting of one or more members of our board of directors, other than awards made to our non-employee directors, which must be approved by our full board of directors.

Subject to the terms and conditions of the 2014 Plan, the compensation committee, or the administrator, has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject to awards and the terms and conditions of awards, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2014 Plan. The compensation committee is also authorized to adopt, amend or rescind rules relating to administration of the 2014 Plan. The full board of directors administers the 2014 Plan with respect to awards to non-employee directors, and the compensation committee administers the 2014 Plan with respect to awards to employees and consultants.

Eligibility. Options, SARs, restricted stock and all other stock-based and cash-based awards under the 2014 Plan may be granted to individuals who are then our officers, employees or consultants or are the officers, employees or consultants of certain of our subsidiaries. Such awards (other than incentive stock options) also may be granted to our non-employee directors. Only employees or those of certain of our subsidiaries may be granted incentive stock options.

Awards. The 2014 Plan provides that the administrator may grant or issue stock options, SARs, restricted stock, restricted stock units, dividend equivalents, performance awards, stock payments and other stock-based and cash-based awards, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

•	Nonqualified stock options, or NSOs, will provide for the right to purchase shares of our common stock at a specified price which may not be less than fair market value on the date of grant. NSOs may be granted for any term specified by the administrator that does not exceed ten years.

•	ISOs will be designed in a manner intended to comply with the provisions of Section 422 of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2014 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

•	Restricted stock may be granted to any eligible individual, typically without payment of consideration, and made subject to such restrictions as may be determined by the administrator. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse.

•	Restricted stock units may be awarded to any eligible individual, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance criteria established by the administrator. Like restricted stock, restricted stock units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, stock underlying restricted stock units will not be issued until the restricted stock units have vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

•	SARs may be granted in connection with stock options or other awards, or separately. SARs typically will provide for payments to the holder based upon increases in the price of our common stock over a set exercise price. The exercise price of any SAR granted under the 2014 Plan must be at least 100% of the fair market value of a share of our common stock on the date of grant. SARs under the 2014 Plan will be settled in cash or shares of our common stock, or in a combination of both, at the election of the administrator.

•	Dividend equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by an award of restricted stock units. Dividend equivalents are not paid with respect to unvested awards but may be accumulated and paid when the award vests. Dividend equivalents may be settled in cash or shares and at such times as determined by the administrator.

•	Performance awards are a right to receive all or part of an award based upon performance goals set forth in the 2014 Plan or other criteria specified by the administrator. The administrator will determine the period over which certain specified company or individual goals or objectives must be met. The performance award may be paid in cash, shares

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of our common stock or other awards or property, in the discretion of the administrator. Performance awards may be structured as “qualified performance- based compensation” under Section 162(m) of the Code, which we refer to as Qualified Awards. For Qualified Awards, performance goals must be established by the plan administrator prior to the earlier of (i) 90 days after the commencement of the period of service to which the performance goals relate or (ii) the lapse of 25% of the period of service. For Qualified Awards, a performance goal may be based upon one or more business criteria that apply to the participant or the performance of one or more of our business units or the company as a whole, and must be based on one or more of the criteria set forth under the 2014 Plan.

•	Stock awards represent the right to receive shares of our common stock as authorized by the administrator and may be fully vested on the grant date.

•	Cash awards represent the right to receive a cash payment as authorized by the administrator, which payment may be paid under a performance award that meets the requirements of a Qualified Award.

Certain Limitations. With respect to employee awards made under the 2014 Plan, no employee may be granted during a single calendar year (i) stock options or stock appreciation rights that are exercisable for more than 389,959 shares of our common stock; (ii) Qualified Awards that are in the form of our common stock covering or relating to more than 389,959 shares of our common stock; and (iii) Qualified Awards in the form of awards that may be settled solely in cash having a grant date value in excess of $5,000,000. No non-employee director may be granted during a single calendar year awards having a value determined on the grant date in excess of $500,000.

Change in Control. In the event of a change in control, the administrator may, in its discretion, accelerate the vesting or exercisability of an award, eliminate or make less restrictive any restrictions contained in an award, waive any restriction or other provision of the 2014 Plan or an award or otherwise amend or modify an award in any manner that is, in either case, (i) not materially adverse to the participant to whom such award was granted, (ii) consented to by such participant or (iii) as otherwise authorized under the 2014 Plan, provided, however, the term of any option or SAR cannot be extended to greater than ten years from its original grant date. The administrator may also make appropriate adjustments to awards under the 2014 Plan and is authorized to provide for the acceleration, cash-out, termination, assumption, substitution or conversion of such awards in the event of a change in control or certain other unusual or nonrecurring events or transactions. Under the 2014 Plan, a change in control is generally defined as:

•	the transfer or exchange in a single transaction or series of related transactions by our stockholders of more than 50% of our voting stock to a person or group;

•	a merger, consolidation, reorganization or business combination in which we are involved, directly or indirectly, other than a merger, consolidation, reorganization or business combination which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities and after which no person or group beneficially owns 50% or more of the outstanding voting securities of the surviving entity immediately after the transaction;

•	the sale, exchange or transfer of all or substantially all of our assets; or

•	stockholder approval of our liquidation or dissolution.

Adjustments of Awards. In the event of any stock dividend, stock split, subdivision of shares, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of our assets to stockholders (other than normal cash dividends) or any other corporate event affecting the number of outstanding shares of our common stock or the share price of our common stock that would require adjustments to the 2014 Plan or any awards under the 2014 Plan in order to prevent the dilution or enlargement of the potential benefits intended to be made available thereunder, the administrator will make appropriate, proportionate adjustments to:

•	the aggregate number and type of shares subject to the 2014 Plan;

•	the number and kind of shares subject to outstanding awards and terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect to such awards);

•	the grant or exercise price per share of any outstanding awards under the 2014 Plan; and

•	the stock-based award limitations under the 2014 Plan.

Amendment. Our board of directors may amend or modify the 2014 Plan at any time and from time to time provided that no amendment may adversely affect the rights of an award holder without consent. However, we must generally obtain stockholder approval:

•	to increase the number of shares available under the 2014 Plan (other than in connection with certain corporate events, as described above);

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•	to grant options with an exercise price that is below 100% of the fair market value of shares of our common stock on the grant date;

•	to extend the exercise period for an option beyond ten years from the date of grant; or

•	to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule).

Notwithstanding the foregoing, an option may be amended to reduce the per share exercise price below the per share exercise price of such option on the grant date and options may be granted in exchange for, or in connection with, the cancellation or surrender of options having a higher per share exercise price without receiving additional stockholder approval.

Termination. The board of directors may terminate the 2014 Plan at any time. Unless earlier terminated by our board of directors, the 2014 will terminate on the tenth anniversary of the 2014 Plan’s effective date and no further awards shall be granted after the 2014 Plan’s termination date. Any award that is outstanding on the termination date of the 2014 Plan will remain in force according to the terms of the 2014 Plan and the applicable award agreement.

Restrictions. No payment or delivery of shares of our common stock may be made unless we are satisfied that payment or delivery will comply with applicable laws and regulations. Certificates (if any) evidencing shares of our common stock delivered under the 2014 Plan may be subject to stop transfer orders and other restrictions that the administrator deems advisable. The administrator may cause a legend or legends to be placed upon the certificates to make appropriate reference to these restrictions.

Clawback. Any award under the 2014 Plan will be subject to recovery or clawback by us under any clawback policy adopted by us. Moreover, any award which is subject to recovery under any law, government regulation, or stock exchange listing requirement will be subject to the deductions and clawback that are required to be made pursuant to such law, government regulation, stock exchange listing requirement and any policy adopted by us pursuant to any such law, government regulation or stock exchange listing requirement.

Tax Withholding. We have the right to deduct taxes at the applicable rate from any award payment and withhold, at the time of delivery or vesting of an award, an appropriate amount of cash or number of shares of our common stock for the payment of taxes. The administrator may also permit withholding to be satisfied by the transfer of shares of our common stock previously owned by the holder of the award.

Unfunded Plan. The 2014 Plan is unfunded. Bookkeeping accounts that may be established for purposes of the 2014 Plan are used merely as a bookkeeping convenience. We are not required to segregate any assets or purposes of the long-term incentive plan, and neither us, our board of directors nor the administrator will be deemed to be a trustee of any benefit granted under the 2014 Plan. Our obligations under the 2014 Plan are based solely on any contractual obligations that may be created by the 2014 Plan and the award agreements, and no such obligation will be deemed to be secured by any pledge or other encumbrance on our property. None of us, our board of directors or the administrator will be required to give any security or bond for the performance of any obligation that may be created by the 2014 Plan.

Securities Laws and U.S. Federal Income Taxes. The 2014 Plan is designed to comply with various securities and U.S. federal tax laws as follows:

•	Securities Laws. The 2014 Plan is intended to conform to all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the SEC thereunder, including without limitation, Rule 16b-3. The 2014 Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

•	Section 409A of the Code. Certain awards under the 2014 Plan may be considered “nonqualified deferred compensation” for purposes of Section 409A of the Code, which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a nonqualified deferred compensation plan fails to meet the requirements of Section 409A of the Code, or is not operated in accordance with those requirements, all amounts deferred under the 2014 Plan and all other equity incentive plans for the taxable year and all preceding taxable years by any participant with respect to whom the failure relates are includible in gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A of the Code, the amount also is subject to interest and an additional income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The additional U.S. federal income tax is equal to 20% of the compensation required to be included in gross income. In addition, certain states, including California, have laws similar to Section 409A of the Code, which impose additional state penalty taxes on such compensation.

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•	Section 162(m) of the Code. In general, under Section 162(m) of the Code, income tax deductions of publicly held corporations may be limited to the extent total compensation (including, but not limited to, base salary, annual bonus, and other non-qualified benefits) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any taxable year of the corporation. However, under Section 162(m) of the Code, the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee that is adequately disclosed to and approved by stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the 2014 Plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date. Specifically, the option exercise price must be equal to or greater than the fair market value of the stock subject to the award on the grant date. Under a Code Section 162(m) transition rule for compensation plans of corporations which are privately held and which become publicly held in an initial public offering, the 2014 Plan will not be subject to Section 162(m) of the Code until a specified transition date, which is the earlier of:

•	the material modification of the 2014 Plan;

•	the issuance of all of the shares of our common stock reserved for issuance under the 2014 Plan; or

•	the first meeting of our stockholders at which members of our board of directors are to be elected that occurs after the close of the third calendar year following the calendar year in which this offering occurs.

After the transition date, rights or awards granted under the 2014 Plan, other than options and SARs, will not qualify as “performance-based compensation” for purposes of Section 162(m) of the Code unless such rights or awards are granted or vest upon pre-established objective performance goals, the material terms of which are disclosed to and approved by our stockholders.

We filed with the SEC a registration statement on Form S-8 covering the shares of our common stock issuable under the 2014 Plan.

Fourth Amended Stock Incentive Plan

Our board of directors adopted, and our stockholders approved, our Amended Plan on February 28, 2014. The Amended Plan provides for the grant of stock options and restricted stock awards to our employees, non- employee directors and consultants.

As of December 31, 2014, options to purchase 4,732,564 shares of our common stock at a weighted average exercise price per share of $7.52 remained outstanding under the Amended Plan. Other than stock options, no other equity-based awards have been granted under the Amended Plan.

Following our IPO and in connection with the effectiveness of the 2014 Plan, we have not granted, and we expect no further grants will be made, under the Amended Plan. However, all outstanding awards under the Amended Plan will continue to be governed by their existing terms.

Administration. Our board of directors, a committee thereof appointed by our board of directors, or a combination thereof, has the authority to administer the Amended Plan and the awards granted under it. The administrator has the authority to determine the fair market value of our common stock, the employees to whom options will be granted, the number of shares to be subject to the awards, the terms and conditions of the awards granted, including the exercise or purchase price, vesting conditions and any restrictions or limitations, and the forms of consideration. In addition, the administrator has the authority to amend any outstanding awards or agreements, provided that such amendment does not materially impair the existing rights of any participant without such participant’s consent, construe and interpret the Amended Plan and to adopt rules for the administration, interpretation and application of the Amended Plan that are consistent with the terms of the Amended Plan and are final and binding on all participants of the Amended Plan.

Capitalization Adjustments. In the event of certain corporate adjustments, the administrator of the Amended Plan will adjust the class and maximum number of shares of common stock that may be delivered under the Amended Plan, the class and maximum number of shares of common stock that may be issued pursuant to the exercise of ISOs and/or the number, class and price of shares of common stock covered by each outstanding award.

Dissolution or Liquidation. In the event of a dissolution or liquidation, all outstanding awards will terminate immediately prior to the consummation of such action, unless otherwise determined by the administrator.

Corporate Transaction. In the event of a triggering event, as defined in the Amended Plan, and except as otherwise provided in the applicable option agreement, (i) the administrator shall have the discretion to accelerate the vesting of each outstanding option and (ii) each outstanding option, as may be determined by the administrator in its discretion, shall either be assumed or an equivalent

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option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, or terminated in exchange for a payment of cash, securities and/or other property equal to the excess of the fair market value of the optioned stock that is vested and exercisable immediately prior to the consummation of the triggering event over the per share exercise price thereof. In the event the successor corporation does not agree to such assumption, substitution or exchange, each option shall terminate upon the consummation of the triggering event.

Change in control. Certain option agreements with our NEOs under our Amended Plan provide that all unexercised and unvested options will become fully vested and exercisable upon the occurrence of a change of control of the company, or triggering event. A triggering event is defined in the Amended Plan as (1) the sale or disposition of all or substantially all of ZS Pharma’s assets, except where the sale or disposition is to an entity of which the company directly or indirectly owns at least a majority of its combined voting power, an entity owned directly or indirectly by the holders of capital stock of ZS Pharma in substantially the same proportions as their ownership of ZS Pharma’s common stock or an entity in which the shares of capital stock outstanding immediately prior to the transaction continue to represent at least a majority of voting power of the surviving or resulting corporation or (2) a merger, consolidation or other business combination transaction of ZS Pharma into another entity, except a merger or consolidation in which the shares of capital stock outstanding immediately prior to the transaction continue to represent at least a majority of voting power of the surviving or resulting corporation. References to a “change of control” in any option agreements are deemed references to a triggering event for purposes of such option agreements under the Amended Plan.

Amendment; Termination. Our board of directors may amend or terminate the Amended Plan or any portion thereof at any time, but no amendment will impair the rights of a holder of an outstanding award without the holder’s consent. An amendment of the Amended Plan shall be subject to the approval of our stockholders, where such approval by our stockholders of an amendment is required by applicable law. No awards may be granted under our Amended Plan after it is terminated.

401(k) Plan

Effective March 1, 2014, we adopted our 401(k) plan for our employees. The 401(k) plan is intended to qualify under Section 401(k) of the Code so that contributions to the 401(k) plan by employees or by us, and the investment earnings thereon, are not taxable to the employees until withdrawn from the 401(k) plan, and so that contributions by us, if any, will be deductible by us when made. Under the 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to the 401(k) plan. The 401(k) plan permits us to make contributions up to the limits allowed by law on behalf of all eligible employees.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in limited circumstances. Our non-employee directors and executive officers may also buy or sell additional shares of our common stock outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of March 31, 2015 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•	each of our directors and named executive officers; and

•	all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual or entity has sole or shared voting power or investment power as well as any shares that the individual or entity has the right to acquire within 60 days of March 31, 2015 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person or entity. This information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Exchange Act.

The percentage of shares beneficially owned is computed on the basis of 24,927,408 shares of our common stock outstanding as of March 31, 2015. Shares of our common stock that a person or entity has the right to acquire within 60 days of March 31, 2015 are deemed outstanding for purposes of computing the percentage ownership of the person or entity holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person or entity, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o ZS Pharma, Inc., 805 Veterans Blvd., Suite 300, Redwood City, California 94063.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number	%
5% Stockholders
FMR LLC(1)	3,576,261	14.35
Alta Partners VIII, L.P.(2)	3,230,089	12.96
Entities affiliated with Devon Park Bioventures, L.P.(3)	2,586,471	10.38
Entities affiliated with 3x5 Special Opportunity Fund, L.P.(4)	1,503,333	6.03
Named Executive Officers and Directors
Robert Alexander(5)	306,206	1.21
Alvaro Guillem(6)	500,855	1.98
Mark Asbury(7)	—	—
D. Jeffrey Keyser(8)	509,693	2.02
Guy Nohra(9)	3,230,089	12.96
Marc Ostro(10)	2,586,471	10.38
John Whiting(11)	—	—
Srinivas Akkaraju(12)	609,455	2.44
Martin Babler(13)	—	—
Kim Popovits(14)	—	—
All directors and executive officers as a group (14 persons)(15)	8,276,021	31.38

(1)	Consists of 3,576,261 shares of common stock beneficially owned by FMR LLC, Edward C. Johnson 3d and Abigail P. Johnson, including 1,202,575 shares of common stock held by FMR Co., Inc. FMR LLC is a Delaware limited liability company and a parent holding company. FMR Co., Inc. is a Massachusetts corporation and a subsidiary of FMR LLC. FMR LLC has sole power to dispose, or to direct the disposition, of all 3,576,261 shares of common stock. Edward C. Johnson 3d is a Director and the Chairman of FMR LLC, and Abigail P. Johnson is a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC. Members of the family of Edward C. Johnson, 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(2)	Consists of 3,230,089 shares of common stock held by Alta Partners VIII, L.P. Alta Partners VIII, L.P. is a Delaware limited partnership, whose general partner is Alta Partners Management VIII, LLC, a Delaware limited partnership. Guy Nohra is a managing director of Alta Partners Management VIII, LLC. The two other managing directors of Alta Partners Management VIII, LLC are Daniel Janney and Farah Champsi. Such individuals share voting and investment power over the shares held by the fund and expressly disclaim beneficial ownership over such shares except to the extent of their pecuniary interest therein. The address of Alta Partners VIII, L.P. is One Embarcadero Center, Suite 3700, San Francisco, CA 94111.

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(3)	Consists of (a) 9,748 shares of common stock held by Devon Park Associates, L.P. and (b) 2,576,723 shares of common stock held by Devon Park Bioventures, L.P. Devon Park Associates, L.P. is the general partner of Devon Park Bioventures, L.P., and Devon Park Associates, LLC is the general partner of Devon Park Associates, L.P. Dr. Marc Ostro, a member of our board since November 2011, and Messrs. Christopher Moller and Devang Kantesaria are the founding members and managing members (each a “Founding Member”) of Devon Park Associates, LLC. Each Founding Member may be deemed to have shared voting and investment power over the shares held by the funds as described above. Each managing director disclaims beneficial ownership of such shares except to the extent of their pecuniary interest therein. The address of Devon Park Bioventures, L.P., Devon Park Associates, L.P. and Devon Park Associates, LLC is 1400 Liberty Ridge Drive, Suite 103, Wayne, PA 19087.

(4)	Consists of (a) 1,319,077 shares of common stock held by 3x5 Special Opportunity Fund L.P.,(b) 144,901 shares of common stock held by RiverVest Venture Fund II, L.P., and (c) 39,355 shares of common stock held by RiverVest Venture Fund II (Ohio), L.P. The address of 3x5 Special Opportunity Fund, L.P., RiverVest Venture Fund II, L.P., and RiverVest Venture Fund II (Ohio), L.P. is 7733 Forsyth Blvd., Suite 1650, St. Louis, MO 63105.

(5)	Consists of 306,206 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2015.

(6)	Consists of (a) 186,923 shares of common stock and (b) 313,932 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2015.

(7)	Mr. Asbury was granted 85,000 options pursuant to the Company’s 2014 Incentive Plan. No options will have vested within 60 days of March 31, 2015.

(8)	Consists of (a) 167,425 shares of common stock, (b) 293,524 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2015 held by Dr. Keyser, and (c) 48,744 shares of common stock held by Private Trust Company FBO Donald Jeffrey Keyser IRA. Dr. Keyser resigned from our board of directors on May 1, 2015.

(9)	Consists of 3,230,089 shares of common stock held by Alta Partners VIII, L.P., as referenced in footnote 1 above. Mr. Nohra was granted 12,000 options pursuant to the Company’s Non-Employee Director Compensation Policy on August 22, 2014, which vest in accordance with the default vesting schedule detailed in “Executive Compensation — Outstanding Equity Awards at March 31, 2015.” No options will have vested within 60 days of March 31, 2015. Mr. Nohra has served as a member of our board since June 2013, and is a Managing Director of Alta Partners Management VIII, LLC (which is the general partner of Alta Partners VIII, L.P.). The two other Managing Directors of Alta Partners Management VIII, LLC are Daniel Janney and Farah Champsi. Such individuals share voting and investment power over the shares held by the fund and disclaim beneficial ownership over such shares except to the extent of their pecuniary interest therein.

(10)	Consists of (a) 9,748 shares of common stock held by Devon Park Associates, L.P., as referenced in footnote 2 above and (b) 2,576,723 shares of common stock held by Devon Park Bioventures, L.P. Dr. Ostro was granted 12,000 options pursuant to the Company’s Non-Employee Director Compensation Policy on August 22, 2014, which vest in accordance with the default vesting schedule detailed in “Executive Compensation — Outstanding Equity Awards at March 31, 2015.” No options will have vested within 60 days of March 31, 2015. The Founding Members are managing members of Devon Park Associates, LLC, which is the general partner of Devon Park Bioventures, L.P. Each Founding Member may be deemed to have shared voting and investment power over the shares held by the funds as described above. Each Founding Member disclaims beneficial ownership of such shares except to the extent of their pecuniary interest therein.

(11)	Mr. Whiting was granted 12,000 options pursuant to the Company’s Non-Employee Director Compensation Policy on August 22, 2014, which vest in accordance with the default vesting schedule detailed in “Executive Compensation — Outstanding Equity Awards at March 31, 2015.” No options will have vested within 60 days of March 31, 2015.

(12)	Consists of 609,455 shares of common stock held by Sofinnova Venture Partners VIII, L.P. Sofinnova Management VIII, L.L.C. (“SM VIII”) is the general partner of Sofinnova Venture Partners VIII, L.P. Dr. Akkaraju, James I. Healy, Michael F. Powell and Anand Mehra are the managing members of SM VIII and may be deemed to have shared voting and investment power over the shares held by Sofinnova Venture Partners VIII, L.P. Each of the reporting persons disclaims beneficial ownership of such securities, except to the extent of their proportionate pecuniary interest therein. Dr. Akkaraju was granted 12,000 options pursuant to the Company’s Non-Employee Director Compensation Policy on August 22, 2014, which vest in accordance with the default vesting schedule detailed in “Executive Compensation — Outstanding Equity Awards at March 31, 2015.” No options will have vested within 60 days of March 31, 2015.

(13)	Was appointed to our board of directors on February 4, 2015. Mr. Babler was granted 12,000 options pursuant to the Company’s Non-Employee Director Compensation Policy on February 5, 2015, which vest in accordance with the default vesting schedule detailed in “Executive Compensation — Outstanding Equity Awards at March 31, 2015.” No options will have vested within 60 days of March 31, 2015.

(14)	Was appointed to our board of directors on May 1, 2015. Ms. Popovits was granted 12,000 options pursuant to the Company’s Non-Employee Director Compensation Policy on May 1, 2015, which vest in accordance with the default vesting schedule detailed in “Executive Compensation — Outstanding Equity Awards at March 31, 2015.” No options will have vested within 60 days of March 31, 2015.

(15)	Consists of (a) 6,829,107 shares of common stock held by our directors and officers and entities affiliated with certain of our directors and (b) 1,446,914 shares of common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2015 held by our directors and officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of our records and representations made by our directors and officers regarding their filing obligations, all Section 16(a) filing requirements were satisfied with respect to the fiscal year ended December 31, 2014.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transaction from January 1, 2014 through December 31, 2014 to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Sales and Purchases of Securities

Series D Preferred Stock

In February 2014, we issued an aggregate of 1,858,012 shares of our Series D preferred stock at a price per share of $13.455. The aggregate gross consideration received for these issuances was $25.0 million.

The table below sets forth the number of shares of Series D preferred stock sold, to our directors, executive officers or owners of more than 5% of a class of our capital stock, or an affiliate or immediate family member thereof:

Name	Number of Shares of Series D Preferred Stock	Aggregate Purchase Price
Alta Partners VIII, L.P.	180,387	$2,427,157
Entities affiliated with 3x5 Special Opportunity Fund, L.P.(1)	202,692	$2,727,275
Salem ZS Investors, LLC	123,651	$1,663,755
Devon Park Bioventures, L.P.	168,910	$2,272,728
Novo A/S	506,730	$6,818,183
RA Capital Healthcare Fund, L.P.	253,365	$3,409,091
Adage Capital Partners, L.P.	168,910	$2,272,728
Entities affiliated with PFM Healthcare(2)	168,910	$2,272,728

(1)	Consists of (a) 172,097 shares held by 3x5 Special Opportunity Fund, L.P., (b) 24,060 shares held by RiverVest Venture Fund II, L.P., and (c) 6,535 shares held by RiverVest Venture Fund II (Ohio), L.P.

(2)	Consists of (a) 9,684 shares held by PFM Healthcare Principals Fund, L.P. and (b) 159,226 shares held by PFM Healthcare Master Fund, L.P.

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

Our seventh amended and restated certificate of incorporation contains provisions that limit the liability of directors. In addition, we have entered into indemnification agreements with each of our directors. These agreements, among other things, require us to indemnify each director to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director. We have directors’ and officers’ liability insurance policies covering each of our directors and executive officers.

Fourth Amended and Restated Investors’ Rights Agreements

We have entered into a fourth amended and restated investors’ rights agreement with the purchasers of our outstanding convertible preferred stock and certain holders of common stock, including entities with which certain of our directors are affiliated. As of December 31, 2014, the holders of up to 5,456,562 shares of our common stock, including the shares of common stock issuable upon the conversion of our convertible preferred stock and shares of common stock issued upon exercise of warrants, are entitled to rights with respect to the registration of their shares under the Securities Act.

Second Amended and Restated Voting Agreement

We have entered into a second amended and restated voting agreement with certain holders of our common stock and convertible preferred stock. The second amended and restated voting agreement terminated upon the completion of our IPO.

Amended and Restated Right of First Refusal and Co-Sale Agreement

We have entered into an amended and restated right of first refusal and co-sale agreement with certain holders of our common stock and convertible preferred stock. This agreement provides for rights of first refusal and co-sale relating to the shares of our common stock and common stock issuable upon conversion of the shares of convertible preferred stock held by the parties thereto. The amended and restated right of first refusal and co- sale agreement terminated upon the completion of our IPO.

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Participation in our IPO

Entities affiliated with certain of our directors and an entity affiliated with one of our directors purchased an aggregate of approximately $15.9 million in shares of our common stock in our IPO at the IPO price.

Policies and Procedures for Related Party Transactions

Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

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STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be included in the proxy statement for our annual meeting of stockholders to be held in 2016 must be received by us no later than January 9, 2016, which is 120 days prior to the first anniversary of the mailing date of this proxy, in order to be included in our proxy statement and form of proxy relating to that meeting, unless the date of the 2016 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2015 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In addition, our bylaws establish an advance notice procedure for nominations for election to our board of directors and other matters that shareholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, notice must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one year anniversary of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2016 annual meeting of stockholders, such a proposal must be received by us no earlier than February 18, 2016 and no later than March 18, 2016. However, if the date of the annual meeting is more than 30 days earlier or more than 70 days later than such anniversary date, notice must be received not later than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2015 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

Stockholders also have the right under our bylaws to nominate director candidates directly, without any action or recommendation on the part of the nominating and corporate governance committee or the board of directors, by following the procedures set forth in our bylaws, including advance notice requirements. Candidates nominated by stockholders in accordance with the procedures set forth in our bylaws will not be included in our proxy card for the next annual meeting.

Any proposals, notices or information about proposed director candidates should be sent to:

ZS Pharma, Inc.,

805 Veterans Blvd Suite 300

Redwood City, CA

Attention: Chair of the Nominating and Corporate Governance Committee

INCORPORATION BY REFERENCE

Notwithstanding any general language that may be to the contrary in any document filed with the SEC, the information in this proxy statement under the caption “Audit Committee Report” shall not be incorporated by reference into any document filed with the SEC. The information contained on our website is not part of this document.

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Exhibit A

ZS PHARMA, INC.

2015 EMPLOYEE STOCK PURCHASE PLAN

1.           Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company intends for the Plan to have two components: a Code Section 423 Component (“423 Component”) and a non-Code Section 423 Component (“Non-423 Component”). The Company’s intention is to have the 423 Component of the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of an option to purchase shares of Common Stock under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code; such an option will be granted pursuant to rules, procedures or sub-plans adopted by the Administrator designed to achieve tax, securities laws or other objectives for Eligible Employees and the Company. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2.           Definitions.

(a)           “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14 of the Plan.

(b)           “Affiliate” means any entity, other than a Subsidiary, that is an “affiliate” within the meaning of Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(c)           “Applicable Laws” means the requirements relating to the administration of equity-based awards and the related issuance of shares of Common Stock under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable securities and exchange control laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

(d)           “Beneficial Owner” means a beneficial owner as determined under Rule 13d-3 under the Exchange Act.

(e)           “Board” means the Board of Directors of the Company.

(f)           “Business Combination” means (x) a merger or consolidation involving the Company or its stock or (y) an acquisition by the Company, directly or through one or more subsidiaries, of another entity or its stock or assets.

(g)           “Change in Control” means the occurrence of any of the following events:

 A.            50% Ownership Change: Any Person, the Company, or an Affiliate makes an acquisition of Outstanding Voting Stock and is, immediately thereafter, the Beneficial Owner of 50% or more of the then Outstanding Voting Stock, unless such acquisition is made directly from the Company in a transaction approved by a majority of the Incumbent Directors; or any group is formed that is the beneficial owner of 50% or more of the Outstanding Voting Stock; or

 B.            Major Mergers and Acquisitions: Consummation of a Business Combination unless, immediately following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Voting Stock immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of voting stock of the Parent Corporation Resulting From Such Business Combination in substantially the same relative proportions as their ownership, immediately before such Business Combination, of the Outstanding Voting Stock, (ii) no Person (other than any corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of the then outstanding shares of voting stock of the Parent Corporation Resulting From Such Business Combination and (iii) a majority of the members of the board of directors of the Parent Corporation Resulting From Such Business Combination were Incumbent Directors of the Company immediately before consummation of such Business Combination; or

 C.            Major Asset Dispositions: Consummation of a Major Asset Disposition unless, immediately following such Major Asset Disposition, (i) individuals and entities that were beneficial owners of the Outstanding Voting Stock immediately before such Major Asset Disposition beneficially own, directly or indirectly, more than 70% of the then outstanding shares of voting stock of the Company (if it continues to exist) and of the entity that acquires the largest portion of such assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) and (ii) a majority of the members of the Board (if it continues to exist) and of the entity that acquires the largest portion of such assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) were Incumbent Directors of the Company immediately before consummation of such Major Asset Disposition; or

A-1

  D.            Liquidation or Dissolution: The Company’s stockholders approve a liquidation or dissolution of the Company.

(h)           “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code or U.S. Treasury Regulation thereunder will include such Section or regulation, any valid regulation or other official applicable guidance promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

(i)            “Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part, including any subcommittee of the Board as designated by the Board in accordance with Section 14 hereof.

(j)            “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(k)           “Company” means ZS Pharma, Inc., a Delaware corporation, or any successor thereto.

(l)            “Compensation” means an Eligible Employee’s base straight time gross earnings, commissions (to the extent such commissions are an integral, recurring part of compensation), incentive compensation, bonuses, payments for overtime and shift premium, but exclusive of payments for equity compensation income and other similar compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

(m)          “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(n)           “Designated Company” means any Subsidiary or Affiliate that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies; provided, that at any given time, a Subsidiary that is a Designated Company under the 423 Component shall not be a Designated Company under the Non-423 Component.

(o)           “Director” means a member of the Board.

(p)           “EEA” shall have the meaning set forth in Section 8(c) of the Plan.

(q)           “EEA Limit” shall have the meaning set forth in Section 8(c) of the Plan.

(r)            “Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under Applicable Law) for purposes of any separate Offering or for an Eligible Employee participating in the Non-423 Component. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (for each Offering under the 423 Component, on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act; provided, that the exclusion is applied with respect to each Offering under the 423 Component in an identical manner to all highly compensated employees of the Employer whose employees are participating in that Offering. Each exclusion shall be applied with respect to an Offering under a 423 Component in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii). Such exclusions may be applied with respect to an Offering under the Non-423 Component without regard to the limitations of Treasury Regulation Section 1.423-2.

(s)            “Employer” means the employer of the applicable Eligible Employee(s).

(t)            “Enrollment Date” means the first Trading Day of each Offering Period.

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(u)           “Enrollment Window” is defined in Section 5(a) of the Plan.

(v)           “EU Prospectus Directive” shall have the meaning set forth in Section 8(c) of the Plan.

(w)          “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(x)           “Exercise Date” means the first Trading Day on or after June 30 and December 31 of each Purchase Period.

(y)           “Fair Market Value” of a share of Common Stock means, as of a particular date, (1) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, or (3) if none of the above are applicable, the Fair Market Value of a share of Common Stock as determined in good faith by the Committee.

(z)            “Fiscal Year” means the fiscal year of the Company.

(aa)          “423 Component” is defined in Section 1 of the Plan.

(bb)          “Group” shall have the meaning given the term for purposes of Section 13(d)(3) of the Exchange Act.

(cc)          “Incumbent Director” means a director of the Company (x) who was a director of the Company on the effective date of the ZS Pharma, Inc. 2014 Incentive Plan or (y) who becomes a director after such date and whose election, or nomination for election by the Company’s stockholders, was approved by a vote of a majority of the Incumbent Directors at the time of such election or nomination, except that any such director will not be deemed an Incumbent Director if his or her initial assumption of office occurs as a result of an actual or threatened solicitation of proxies by or on behalf of a Person other than the Board.

(dd)         “Major Asset Disposition” means the sale or other disposition in one transaction or a series of related transactions of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis.

(ee)          “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(ff)           “Non-423 Component” is defined in Section 1 of the Plan.

(gg)         “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4 of the Plan. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical; provided, that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

(hh)         “Offering Periods” means the periods of approximately eighteen (18) months or such other period or periods set by the Administrator during which an option may be granted pursuant to the Plan and may be exercised, as determined under Section 4 of the Plan. The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 20 of the Plan.

(ii)           “Other Extraordinary Event” is defined in Section 19(a) of the Plan.

(jj)           “Outstanding Voting Stock” means outstanding voting securities of the Company entitled to vote generally in the election of directors; and any specified percentage or portion of the Outstanding Voting Stock (or of other voting stock) is determined based on the combined voting power of such securities.

(kk)         “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ll)           “Parent Corporation Resulting From Such Business Combination” means the Company if its stock is not acquired or converted in the Business Combination and otherwise means the entity which as a result of such Business Combination owns the Company or all or substantially all the Company’s assets either directly or through one or more subsidiaries.

(mm)       “Participant” means an Eligible Employee that participates in the Plan.

(nn)         “Person” means an individual, entity or group.

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(oo)        “Plan” means this ZS Pharma, Inc. 2015 Employee Stock Purchase Plan.

(pp)        “Proceeding” is defined in Section 30 of the Plan.

(qq)        “Purchase Period” means, unless changed by the Administrator, the approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period will commence on the Enrollment Date and end with the next Exercise Date.

(rr)          “Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or pursuant to Section 20 of the Plan.

(ss)         “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(tt)          “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

(uu)        “U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code shall include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3.           Eligibility.

(a)          First Offering Period. In order to participate in the first Offering Period, an Eligible Employee must complete a subscription agreement during the applicable Enrollment Window before the first Offering Period begins.

(b)          Subsequent Offering Periods. Any Eligible Employee must complete a subscription agreement during the prescribed Enrollment Window before any given subsequent Offering Period in order to participate in the Plan, subject to the requirements of Section 5 of the Plan.

(c)           Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, an Eligible Employee may be excluded from participation in the Plan or an Offering if the Administrator has determined that participation of such Eligible Employee is not advisable or practicable.

(d)          Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate that exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4.           Offering Periods.

(a)          Frequency and Duration. The Administrator may establish Offering Periods of such frequency and duration as it may from time to time determine as appropriate.

(b)          First Offering Period. The first Offering Period under the Plan shall commence with the first Trading Day following the later of July 1, 2015 and the date following the date on which the stockholders of the Company approve the Plan and shall end on the first Trading Day on or after December 31, 2016.

(c)          Successive Offering Periods. Unless the Administrator determines otherwise, a new Offering Period shall commence on the first Trading Day following the last Exercise Date of the immediately preceding Offering Period.

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(d)          Additional Offering Periods. At the discretion of the Committee, additional Offering Periods may be conducted under the Plan. Such additional Offering Periods may, but need not, qualify under Section 423 of the Code. The Administrator shall determine the commencement and duration of each additional Offering Period, and additional Offering Periods may be consecutive or overlapping. The other terms and conditions of each additional Offering Period shall be those set forth in this Plan document, with such changes or additional features as the Administrator determines necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule). The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval.

(e)          Offering Period Limit. No Offering Period may last more than twenty-seven (27) months.

(f)          Applicable Offering Period. For purposes of calculating the Purchase Price, the applicable Offering Period shall be determined as follows:

A.            Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (x) the end of such Offering Period, (y) the end of his or her participation under Section 10 of the Plan or (z) re-enrollment for a subsequent Offering Period under Paragraph (B), below.

B.            In the event that the Fair Market Value of a share of Common Stock on the first trading day of the Offering Period for which the Participant is enrolled is higher than on the first trading day of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

5.           Participation.

(a)          First Offering Period. An Eligible Employee will be entitled to participate in the first Offering Period pursuant to Section 3(a) of the Plan only if such individual submits a subscription agreement authorizing Contributions in a form determined by the Administrator (which may be similar to the form attached hereto as Exhibit A) to the Company’s designated plan administrator (i) no earlier than the effective date of the Form S-8 registration statement that registers the offer and sale of Common Stock under this Plan and (ii) no later than ten (10) business days following the effective date of such S-8 registration statement or such other period of time as the Administrator may determine (the “Enrollment Window”).

(b)         Subsequent Offering Periods. An Eligible Employee may participate in the Plan pursuant to Section 3(b) of the Plan by (i) submitting to the Company’s stock administration office (or its designee), on or before a date determined by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure determined by the Administrator.

6.           Contributions.

(a)          At the time a Participant enrolls in the Plan pursuant to Section 5 of the Plan, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation, which he or she receives on each pay day during the Offering Period (for illustrative purposes, should a pay day occur on an Exercise Date, a Participant will have any payroll deductions made on such day applied to his or her account under the then-current Purchase Period or Offering Period). The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b)          In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof; provided, that for the first Offering Period, payroll deductions will commence on the first pay day on or following the end of the Enrollment Window.

(c)          All Contributions made for a Participant will be credited to his or her account under the Plan, and Contributions will be made in whole percentages of Compensation only. A Participant may not make any additional payments into such account.

(d)          A Participant may discontinue his or her participation in the Plan as provided in Section 10 of the Plan. Except as may be permitted by the Administrator, as determined in its sole discretion, a Participant may not change the rate of his or her Contributions during an Offering Period.

(e)          Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(d) hereof, a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject

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to Section 423(b)(8) of the Code and Section 3(d) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10 of the Plan.

(f)          Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Eligible Employees to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code or (iii) for Participants participating in the Non-423 Component.

(g)          At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or the Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

7.            Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided, that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than 5,000 shares of Common Stock and, during each Offering Period, more than 15,000 shares of Common Stock (subject, in each case, to any adjustment pursuant to Section 19 of the Plan); provided, further, that such purchase will be subject to the limitations set forth in Sections 3(d) and 13 of the Plan. The Eligible Employee may accept the grant of such option (i) with respect to the first Offering Period by submitting a properly completed subscription agreement in accordance with the requirements of Section 5 of the Plan on or before the last day of the Enrollment Window, and (ii) with respect to any subsequent Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5 of the Plan. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period of an Offering Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10 of the Plan. To the extent not otherwise exercised in full, the option will expire on the last day of the Offering Period.

8.            Exercise of Option.

(a)          Unless a Participant withdraws from the Plan as provided in Section 10 of the Plan, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.

(b)          If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 of the Plan. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

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(c)          Further, with respect to any Offering under the Non-423 Component that is made to Participants of Designated Companies within the European Economic Area (the “EEA”), if a prospectus may be required to be filed in accordance with EU Prospectus Directive No. 2003/71/EC, as currently and hereinafter amended (the “EU Prospectus Directive”), then until such time as a valid prospectus is on file or a prospectus is not required or is no longer required under the EU Prospectus Directive in connection with such Offerings under the Plan, the total Purchase Price payable for the aggregate number of shares of Common Stock offered under this Plan under all Offerings that are not otherwise exempt from the EU Prospectus Directive made to Participants of Designated Companies within the EEA for any twelve (12)-month period shall not exceed EUR 5 million (the “EEA Limit”). If the Administrator determines that, on a given Enrollment Date, the total Purchase Price payable for the number of shares of Common Stock with respect to which options are to be exercised may cause the EEA Limit to be exceeded, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase and under the EEA Limit on such Enrollment Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants of Designated Companies within the EEA exercising options to purchase Common Stock by reference to the Offering Period beginning on that Enrollment Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase and under the EEA Limit on such Enrollment Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants of Designated Companies within the EEA exercising options to purchase Common Stock by reference to the Offering Period beginning on that Enrollment Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 of the Plan.

9.            Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9 of the Plan.

10.          Withdrawal.

(a)          A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator. All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5 of the Plan.

(b)          A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

11.          Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 of the Plan, and such Participant’s option will be automatically terminated. Unless determined otherwise by the Administrator in a manner that, with respect to an Offering under the 423 Component, is permitted by, and compliant with, Section 423 of the Code, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company shall not be treated as terminated under the Plan; however, no Participant shall be deemed to switch from an Offering under the Non-423 Component to an Offering under the 423 Component or vice versa unless (and then only to the extent) such switch would not cause the 423 Component or any Option thereunder to fail to comply with Section 423 of the Code.

12.          Interest. No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, shall, with respect to Offerings under the 423 Component, apply to all Participants in the relevant Offering, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).

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13.          Stock.

(a)          Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be (1) 400,000 shares of Common Stock; plus (2) an annual increase of shares of Common Stock to be added each January 1st following the effective date of the Plan equal to a number of shares of Common Stock equal to the excess of (x) 1.5% of the total number of shares outstanding (on an as converted basis) on December 31st of the immediately preceding calendar year, less (y) the aggregate number of shares available under the Plan as of such date (and if the result of (x) less (y) is negative, the amount of this clause (2) shall equal zero), subject to adjustment pursuant to the provisions of Section 19 hereof.

(b)          Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(c)          Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

14.          Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the employees eligible to participate in each sub-plan will participate in a separate Offering and will be in the Non-423 Component, unless such designation would cause the 423 Component to violate the requirements of Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

15.          Designation of Beneficiary.

(a)          If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b)          Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c)          All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

16.          Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

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17.          Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.

18.          Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

19.          Adjustments, Dissolution, Liquidation, Merger or Change in Control.

(a)          Adjustments. In the event that any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13 of the Plan.

(b)          Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)          Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.          Amendment or Termination.

(a)          The Board or the Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Board or the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19 hereof). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

(b)          Without stockholder consent and without limiting Section 20(a) hereof, the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c)          In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

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A.          amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

B.          altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

C.          shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

D.          reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

E.          reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.

21.          Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.          Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.          Code Section 409A. The 423 Component of the Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Code Section 409A.

24.          Term of Plan. The Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It will continue in effect for a term of ten years, unless sooner terminated under Section 20 of the Plan.

25.          Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26.          Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

27.          No Right to Employment. Participation in the Plan by a Participant shall not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or Affiliate, as applicable. Furthermore, the Employer may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

28.          Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability shall not affect the remaining parts of

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the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

29.          Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

30.          Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any option, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any option, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

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Exhibit B

Charter of the Audit Committee of the Board of Directors of ZS Pharma, Inc.

ZS PHARMA, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS

As adopted on June 17, 2014

I.            STATEMENT OF POLICY

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of ZS Pharma, Inc. (the “Company”) has the responsibility and authority to oversee the accounting and financial reporting processes of the Company, the integrity of the financial reports and other financial information and the audits of the Company’s financial statements. The Committee shall also review the qualifications, independence and performance, and approve the terms of engagement of the Company’s independent auditor, review the performance of the Company’s internal audit function and prepare any reports required of the Committee under rules of the Securities and Exchange Commission (“SEC”).

The Company shall provide appropriate funding, as determined by the Committee, to permit the Committee to perform its duties under this Charter, to compensate its advisors and to compensate any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attestation services for the Company. The Committee, at its discretion, has the authority to initiate investigations, and hire legal, accounting or other outside advisors or experts to assist the Committee, as it deems necessary to fulfill its duties under this Charter. The Committee may also perform such other activities consistent with this Charter, the Company’s bylaws (as the same may be amended from time to time) and governing law, as the Committee or the Board deems necessary or appropriate.

II.          ORGANIZATION AND MEMBERSHIP REQUIREMENTS

The Committee shall comprise three or more directors selected by the Board, each of whom shall satisfy the independence and experience requirements of the Nasdaq Stock Market (“Nasdaq”), provided that the Committee membership shall be subject to the exemptions afforded issuers under SEC and Nasdaq rules. Specifically, the Committee shall have one independent member at the time of the Company’s listing on the Nasdaq Global Select Market, a majority of independent members within 90 days of listing and all members independent within one year of the date of listing. In addition, one director who does not meet the independence criteria of Nasdaq, but is not a current employee or officer, or an immediate family member of an employee or officer, may be appointed to the Committee, subject to the approval of the Board pursuant to, and subject to the limitations under, the “exceptional and limited circumstances” exceptions as provided under the rules of Nasdaq. In addition, the Committee shall not include any member who:

•	has participated in the preparation of the financial statements of the Company or any current subsidiary at any time during the past three (3) years;

•	accepts any consulting, advisory or other compensatory fee, directly or indirectly, from the Company, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board; or

•	is an affiliate of the Company or any subsidiary of the Company, other than a director who meets the independence requirements of Nasdaq.

Each member of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, at least one member shall have past employment experience in finance or accounting, professional certification in accounting or other comparable experience or background resulting in the individual being financially sophisticated, which may include being or having been a chief executive, chief financial or other senior officer with financial oversight responsibilities. In addition, at least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC.

Each member of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee and shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation, removal or death. Any member of the Committee may be removed or replaced by the Board on the recommendation of the Nominating and Corporate Governance Committee. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership. The Chair shall preside at all regular meetings of the Committee and set the agenda for each Committee meeting.

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III.         MEETINGS

The Committee shall meet as often as it determines. A majority of the members shall represent a quorum of the Committee. Formal action to be taken by the Committee shall be by unanimous written consent or by the affirmative vote of at least a majority of the members present (in person or by telephone conference call) at a meeting at which a quorum is present. The Committee may form and delegate authority to subcommittees, or to one or more members of the Committee, when appropriate. The Committee shall meet with management, internal auditors and the independent auditor in separate executive sessions as appropriate. The Committee shall meet with the independent auditor and management to review the Company’s financial statements and financial reports. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

IV.         COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Committee shall have the following authority and responsibilities, subject to such modification and additional authority as the Board may approve from time to time:

A.          Oversight of the Company’s Independent Auditor

1.          Be directly and solely responsible for the appointment, compensation, retention and oversight of any independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged by the Company for the purpose of preparing or issuing an audit report or related work, with each such auditor reporting directly to the Committee.

2.          Periodically review and discuss with the independent auditor (i) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and (ii) any formal written statements received from the independent auditor consistent with and in satisfaction of Independence Standards Board Standard No. 1, as amended, including without limitation, descriptions of (x) all relationships between the independent auditor and the Company, (y) any disclosed relationships or services that may impact the independent auditor’s objectivity and independence and (z) whether any of the Company’s senior finance personnel were recently employed by the independent auditor.

3.          Obtain and review annually a report from the independent auditor describing (i) the independent auditor’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer reviews or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues, and (iii) all relationships between the independent auditor and the Company.

4.          Evaluate annually the qualifications, performance and independence of the independent auditor, including a review of whether the independent auditor’s quality-control procedures are adequate and a review and evaluation of the lead partner of the independent auditor, taking into account the opinions of management and the Company’s internal auditors, and report to the Board on its conclusions, together with any recommendations for additional action.

5.          Consult with the independent auditor to assure the rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit every five years, and consider issues related to the timing of such rotation and the transition to new lead and reviewing partners, and report to the Board on its conclusions.

6.          Approve in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approve the fees and other terms of any such engagement; provided, that (i) the Committee may establish pre-approval policies and procedures for any engagement to render such services, provided that such policies and procedures (x) are detailed as to particular services, (y) do not involve delegation to management of the Committee’s responsibilities hereunder and (z) provide that, at its next scheduled meeting, the Committee is informed as to each such service for which the independent auditor is engaged pursuant to such policies and procedures; and (ii) the Committee may delegate to one or more members of the Committee the authority to grant pre-approvals for such services so long as the decisions of such member(s) to grant any such pre-approval shall be presented to the Committee at its next scheduled meeting.

7.          Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

8.          Approve as necessary the termination of the engagement of the independent auditor.

9.          Establish policies for the hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, taking into account the impact of such policies on auditor independence.

10.        Review with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but that were “passed” (as immaterial or otherwise), any communications between the audit team and the independent

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auditor’s national office respecting auditing or accounting issues presented by the engagement, any “management” or “internal control” letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to the Company or any other material written communication provided by the independent auditor to the Company’s management.

11.        Review with the independent auditor the critical accounting policies and practices used by the Company, all alternative treatments of financial information within United States generally accepted accounting principles (“GAAP”) that the independent auditor has discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

B.           Review of Financial Reporting, Policies and Processes

1.          Review and discuss with management and the independent auditor the Company’s annual audited financial statements and any certification, report, opinion or review rendered by the independent auditor, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

2.          Review and discuss with management and the independent auditor the Company’s quarterly financial statements, and recommend to the Board whether the quarterly financial statements should be included in the Company’s quarterly report on Form 10-Q.

3.          Review and discuss with management and the independent auditor the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” appearing in the Company’s periodic reports.

4.          Review and discuss with management all press releases regarding the Company’s financial results and any other information provided to securities analysts and rating agencies, including any non-GAAP financial information.

5.          Periodically meet separately with management and with the independent auditor.

6.          Review with management its assessment of the effectiveness and adequacy of the Company’s internal control structure and procedures for financial reporting (“Internal Controls”), and consider with management and the independent auditor whether any changes to the Internal Controls are appropriate in light of management’s assessment.

7.          To the extent that it deems appropriate, review with management its evaluation of the Company’s procedures and controls designed to assure that information required to be disclosed in the Company’s periodic reports is recorded, processed, summarized and reported in such reports within the time periods specified by the SEC for the filing of such reports (“Disclosure Controls”), and consider whether any changes are appropriate in light of management’s evaluation of the effectiveness of such Disclosure Controls.

8.          Review and discuss with management and the independent auditor any off-balance sheet transactions or structures and their effect on the Company’s financial results and operations, as well as the disclosure regarding such transactions and structures in the Company’s public filings.

9.          Review any special audit steps adopted in light of material control deficiencies.

C.           Risk Management, Related Party Transactions, Legal Compliance and Ethics

1.          Review with the chief executive and chief financial officer of the Company any report on significant deficiencies in the design or operation of the Internal Controls that could adversely affect the Company’s ability to record, process, summarize or report financial data, any material weaknesses in Internal Controls identified to the auditors, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls.

2.          Review and approve any related-party transactions, after reviewing each transaction for potential conflicts of interests and other improprieties.

3.          Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

4.          In consultation with the Nominating and Corporate Governance Committee, present to the Board for the Board’s adoption a Code of Business Conduct and Ethics for all employees and directors, which meets the requirements of Item 406 of the SEC’s Regulation S-K, and provide for and review prompt disclosure to the public of any change in, or waiver of, such Code of Business Conduct and Ethics. Review such Code of Business Conduct and Ethics periodically and recommend such changes to such Code of Business Conduct and Ethics as the Committee shall deem appropriate, and adopt procedures for monitoring and enforcing compliance with such Code of Business Conduct and Ethics.

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5.          As requested by the Board, review and investigate conduct alleged by the Board to be in violation of the Company’s Code of Business Conduct and Ethics, and adopt as necessary or appropriate any remedial, disciplinary, or other measures with respect to such conduct.

6.          Discuss with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

7.          Discuss guidelines and policies to govern the process by which risk assessment and management is undertaken and handled. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

8.          Review with the Company’s general counsel, or in the absence of a general counsel, the Company’s chief financial officer, and report to the Board on litigation, material government investigations and compliance with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.

9.          Prepare the committee report required by the rules of the SEC to be included in the Company’s annual proxy statement.

10.        The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.

V.          ANNUAL REVIEW

The Committee shall review and reassess the adequacy of this Charter at least annually. The Committee shall also review on at least an annual basis the scope of responsibilities of the Committee and the Committee’s performance of its duties. Any proposed changes to this Charter or the scope of the Committee’s responsibilities, where indicated, shall be referred to the Board for appropriate action.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

_______________________

Nominees

01 Martin Babler 02 Kim Popovits

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

| | Yes | No |
|---|---|---|
| Please indicate if you plan to attend this meeting | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000249328_1 R1.0.0.51160

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Notice & Proxy Statement, 10-K Wrap is/are available at www.proxyvote.com.

**ZS PHARMA INC.**
**Annual Meeting of Stockholders**
**June 18, 2015 1:30 PM**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoint(s) Robert Alexander, Mark Asbury and Todd Creech, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ZS PHARMA INC. that the stockholders are entitled to vote at the Annual Meeting of stockholders to be held at 01:30 PM, PDT on 6/18/2015, at the Sofinnova Ventures 3000 Sand Hill Road Building 4, Suite 250 Menlo Park, CA 94025, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

0000249328_2 R1.0.0.51160

**Continued and to be signed on reverse side**